Exhibit 10.9

Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

Dated 1 April 2019

GlaxoSmithKline Trading Services Limited

– and –

Dermavant Sciences GmbH

COMMERCIAL MANUFACTURING AND SUPPLY AGREEMENT

in respect of Tapinarof

CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

CONFIDENTIAL

24.	FORCE MAJEURE	46

25.	CAPACITY CONSTRAINTS	46

26.	AUDIT AND INSPECTION RIGHTS	47

27.	RELATIONSHIP MANAGEMENT	50

28.	WARRANTIES	51

29.	INDEMNITIES	53

30.	LIABILITY	54

31.	TECHNOLOGY TRANSFER	55

32.	TERM AND TERMINATION	57

33.	CONSEQUENCES OF EXPIRY OR TERMINATION	58

34.	SURVIVAL OF RIGHTS, DUTIES AND OBLIGATIONS	60

35.	NOTICES	60

36.	RELATIONSHIP OF THE PARTIES	62

37.	ASSIGNMENT AND NOVATION	62

38.	SUB-CONTRACTORS	64

39.	ENTIRE AGREEMENT	64

40.	SEVERABILITY	64

41.	VARIATION, WAIVER AND AMENDMENT	64

42.	COUNTERPARTS	65

43.	NO SET OFF	65

44.	LANGUAGE	65

45.	NO COMPENSATION	66

46.	DISPUTE RESOLUTION	66

47.	GOVERNING LAW AND JURISDICTION	67

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

CONFIDENTIAL

THIS AGREEMENT is made the 1st day of April 2019

BETWEEN:

(1)	GlaxoSmithKline Trading Services Limited a company registered in Ireland (company registration number 406446), whose registered office is at Currabinny, Carrigaline, Cork, Ireland (“GSK”);

AND

(2)

Dermavant Sciences GmbH, a company incorporated under the laws of Switzerland (company registration number CHE-449.750.216) whose registered office is at Viaduktstrasse 8, 4051 Basel, Switzerland (the “Purchaser”).

WHEREAS:

(A)	The GSK Group is engaged in, among other things, the manufacture of medicinal products and consumer healthcare products.

(B)	The Purchaser is engaged in, among other things, the development, distribution and sale of medicinal products and/or consumer healthcare products.

(C)

The Purchaser wishes to engage the services of a third party contract manufacturer for the Products and GSK is willing to (i) provide certain development services required to prepare for the Manufacture of Commercial Products and Commercial API at the Manufacturing Sites, (ii) to manufacture (or have manufactured), as applicable, the Commercial API for use in the Manufacture of Commercial Product for the Purchaser, and (iii) to manufacture (or have manufactured) such Commercial Product using Commercial API on a toll basis, in each case in accordance with the terms and conditions of this Agreement.

NOW IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1

Each capitalized term used but not otherwise defined in this Agreement has the meaning given to such term in the Purchase Agreement. The following additional terms have the respective meanings set forth in the preamble to this Agreement or below. This Agreement shall control to the extent any conflict exists between any defined term used in this Agreement and any defined term used in the Purchase Agreement.

“Actual Cost” means, in respect of a Toll Material, the cost to the Purchaser (and/or its relevant Affiliates) of acquiring and supplying that Toll Material to GSK (or the Nominated Supplier), including the costs of Delivery of such Toll Material but excluding (for the avoidance of doubt) any profit made by the Purchaser or any of its Affiliates through the application of transfer pricing.

“Adverse Event” means any untoward medical occurrence associated with the use of a Product in humans, whether or not considered drug-related (including any unfavourable and unintended sign, symptom, or disease temporally associated with the use of a Product (whether or not considered related to the Product)), any failure to produce expected benefits and any adverse event associated with circumstances of overdose, medication error, abuse or misuse.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

CONFIDENTIAL

“Affected Party” has the meaning given in the definition of “Force Majeure Event” in this Clause 1.1.

“Affected Products” has the meaning given in Clause 25.2, and “Affected Product” shall be construed accordingly.

“Affected Site” has the meaning given in Clause 25.1.

“Affiliate” means any corporation or business entity Controlled by, Controlling, or under common Control with a Party to this Agreement.

“Allocation” has the meaning given in Clause 25.2.

“API” means, in respect of a Commercial Product, a substance used in that Commercial Product intended to furnish pharmacological activity or to otherwise have direct effect in the diagnosis, cure, mitigation, treatment or prevention of disease, or to have direct effect in restoring, correcting or modifying physiological functions in human beings.

“Applicable Law” means, with respect to a country or registrational jurisdiction in the Territory, any Federal, state, local or country constitution, law, statute, ordinance, Order, rule or regulation, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities applicable to the Development, Manufacturing or Commercialisation a Product, that may be in effect from time to time in a country or registrational jurisdiction.

“Business Day” means any day other than (i) a Saturday, Sunday or other day on which banks in New York, New York, Basel, Switzerland and London, England are permitted or required to close by law or regulation or (ii) the nine (9) consecutive calendar days beginning on December 24th and continuing through January 1st of each Calendar Year.

“Calendar Quarter” means a three (3) month period commencing on the day following any Calendar Quarter Day and ending on the next-following Calendar Quarter Day.

“Calendar Quarter Day” means any of March 31st, June 30th, September 30th and December 31st.

“Calendar Year” means a period of twelve (12) months commencing on January 1st.

“Capacity Reservation Period” has the meaning given in Clause 10.9.

“CAPAs” has the meaning given in Clause 15.2.

“CapEx Letter Agreement” means the letter agreement dated 5 November 2018 entered into between GlaxoSmithKline Intellectual Property Development Ltd, Glaxo Group Limited and the Purchaser in respect of the installation of necessary capital improvements at the designated Manufacturing Site in respect of Commercial API in Cork, Ireland, including the initial capital expenditure and reimbursement in relation to same.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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[***]

“Certificate of Analysis” means a document identified as such, signed or released by a Qualified Person (or Person designated by the Qualified Person to sign or release such document) in accordance with cGMP that:

(A)	sets forth the analytical test results for each specified lot of Products Delivered to the Purchaser under this Agreement; and

(B)	confirms that such Products have been Manufactured in accordance with the applicable Specifications.

“China Territory” means, collectively, the People’s Republic of China, including Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan (as specified in the Welichem Agreement (as such term is defined in the Purchase Agreement)).

“Claim” has the meaning given in Clause 29.4.

“Clinical Supply Agreement” means that certain Clinical Manufacturing and Supply Agreement in respect of Tapinarof and Clinical Placebo, dated as of August 20, 2018.

“Clinical Trial” means any clinical investigation of a Product (whether pre- or post-Regulatory Approval), including any study or clinical investigation required by a Regulatory Authority.

“CoGs” means, in respect of a Product, [***], but excluding:

(A)	[***];

(B)	[***];

(C)	[***]; and

(D)	[***].

“Commencement Conditions” has the meaning given in Clause 2.6.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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“Commencement Date” means the first Business Day following the date on which the last of the Commencement Conditions to be satisfied is so satisfied.

“Commercial API” has the meaning set forth in Schedule 1.

“Commercial API Base Cost” has the meaning given in Schedule 1, Part B.

“Commercial Products” means [***] and [***], individually or collectively as the context may require.

“[***]” has the meaning set forth in Schedule 1.

“[***]” has the meaning set forth in Schedule 1.

“Commercial Product Base Cost” has the meaning given in Schedule 1, Part B.

“Commercialise” means any and all activities, whether initiated or conducted prior to or following Regulatory Approval, constituting using, marketing, promoting, distributing, offering for sale, selling and importing a Product (other than for the purposes of a Clinical Trial), and “Commercialising” and “Commercialisation” shall be construed accordingly.

“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party to achieve any objective, the reasonable, diligent efforts to accomplish such objective as a similarly situated party in the pharmaceutical industry would normally use to accomplish a similar objective in its own interests under similar circumstances.

“Confidential Information” means:

(A)

all information (including but not limited to trade secrets, protocols, specifications, techniques, source and object code, business and marketing plans and projections, capital investment plans, arrangements and agreements with third parties and the content thereof, customer information, Intellectual Property, formulae, suppliers and customer lists, financial data, designs and models) passing from the Disclosing Party to the Receiving Party (or its Personnel), whether deliberately or inadvertently, before, on or after the date of this Agreement, relating to the business affairs or finances of the Disclosing Party that is designated, marked, or described as confidential, or might be reasonably regarded by the Disclosing Party as confidential to it; and

(B)	the existence, provisions and subject matter of this Agreement (in respect of which each Party shall be deemed to be a Disclosing Party).

“Consent” means any consent, authorisation, permit, certificate, licence or approval of, exemption by, or filing or registration with, any Regulatory Authority (including any Product Licence).

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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[***]

“Contract” means any contract, agreement, lease, undertaking, indenture, commitment, loan, note, license, arrangement, understanding or other legally binding obligation, whether written or oral.

“Contract Year” means a period of twelve (12) months commencing on the Effective Date or any anniversary thereof.

“Control” (and variations thereof) means:

(A)

with respect to any Know-How, Patents, Regulatory Documentation or other information, the possession by a Party, including its Affiliates, of the ability (without taking into account any rights granted by one Party to the other Party under the terms of this Agreement) to disclose, licence, or sublicense such Know-How, Patents, Regulatory Documentation or other information without violating the terms of any Contract or other arrangement with, or necessitating the consent of, any Third Party; and

(B)	as to a Person, the power to direct or cause the direction of the management and policies of such Person, whether, through the ownership of voting securities, by contract or otherwise.

“Current Good Manufacturing Practice” or “cGMP” means current practices for the Manufacture of Products required:

(A)

if the Manufacturing Site is within the European Union or the Product is to be supplied to a country within the European Union, by the provisions of Chapter II of EC Commission Directive 2003/94/EC together with the Guide to Good Manufacturing Practice published by the EC Commission in 1992 (ISBN 92-826-3180-X) (as the same may be amended from time to time); or

(B)

if the Product is to be supplied to a region covered by the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”), by the relevant ICH Quality Guidelines relating to good manufacturing practice (as the same may be amended from time to time); or

(C)

if the Manufacturing Site is in any other part of the world and the Product is not to be supplied to a country within the European Union, by such standards as may be agreed in writing between the Parties to reflect the requirements of a Regulatory Authority in the country where the Product is Manufactured or supplied; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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(D)	by such other requirements as may be agreed between the Parties and set forth in the Quality Agreement,

each as reflected in the Quality Management System and the GSK Group’s policies and guidelines from time to time.

“Defaulting Party” has the meaning given in Clause 32.3.

“Defect” means, in respect of a Product, a failure to comply with the applicable Specification and/or to have been Manufactured in accordance with cGMP.

“Defective” and “Defective Product” shall be construed accordingly.

“Delegated Shared Source Material” has the meaning given in Clause 26.2.

“Delivery” means, in respect of any quantity of Product, delivery of that Product in accordance with the Delivery Terms; provided that such Product has first been released by GSK or its Affiliate pursuant to (and to the extent required by) the Quality Agreement. “Deliver”, “Delivery” and “Delivered” shall be construed accordingly.

“Delivery Terms” means:

(A)	for Commercial API, FCA ([***]) (Incoterms 2010), except for Commercial API that the Parties agree will be left in GSK’s possession [***] pursuant to Clause 11 (Delivery of Product); and

(B)	for Commercial Product, FCA ([***]) (Incoterms 2010).

“Development” means all pre-clinical, clinical, CMC (chemistry, manufacturing and controls) and regulatory activities with respect to a Product in a given country or jurisdiction in the Territory prior to Regulatory Approval of such Product in such country is obtained for the indication under study. “Development” includes the preparation, filing, and maintenance of Regulatory Documentation relating to obtaining Regulatory Approval for the first time for a Product. When used as a verb, “Develop” means to engage in Development.

“Development Services” has the meaning given in Clause 3.1.

“Disclosing Party” has the meaning given in Clause 23.1.

“Dispute” has the meaning given in Clause 46.2.

“Effective Date” means 1 September 2018.

“Expected Loss” means, in respect of each Commercial Product, the expected loss of the Toll Materials specified in Schedule 3 (Toll Manufacture Provisions) (taking account of samples of Toll Materials and/or Commercial Product that GSK is required by Applicable Law to retain).

“FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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“Firm Order” has the meaning given in Clause 10.5.

“Firm Zone” has the meaning given in Clause 10.3.

“First Supply Period” means the period commencing on the Commencement Date and ending:

(A)	if the Commencement Date is on or before 30 June, on 31 December of the Calendar Year in which the Commencement Date falls; or

(B)	if the Commencement Date is on or after 1 July of a Calendar Year, on 31 December of the Calendar Year following that in which the Commencement Date falls.

“Force Majeure Event” means, in relation to a Party (the “Affected Party”), any circumstances beyond the reasonable control of the Affected Party or its Affiliate which directly prevent or have a material adverse effect on the Affected Party’s performance of its obligations under this Agreement and includes any of the following:

(A)	war, threat of or preparation for war, armed conflict;

(B)	terrorist attack, civil war, civil commotion or riots;

(C)	epidemic or pandemic;

(D)

any law or government order, rule, regulation or direction, or any action taken by a Governmental Entity, including but not limited to imposing an embargo, export or import restriction, quota or other restriction or prohibition, or failing to grant a necessary licence or consent; and

(E)	to the extent beyond the reasonable control of the Affected Party, any labour dispute, including strikes, industrial action or lockouts.

“Forecast Schedule” has the meaning given in Clause 10.1.

“FTE” has the meaning given in Clause 3.5.

“FTE Rate” means, in respect of any Development Services or Technology Transfer, the applicable FTE rate identified in Schedule 4 (Fees).

“Governmental Entity” means any court, administrative body, local authority or other governmental or quasi-governmental entity with competent jurisdiction, any supra-national, national, federal, state, municipal, provincial or local governmental, regulatory or administrative authority, agency, commission, court, tribunal, arbitral body, self-regulated entity, private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or other governmental entity, including any relevant Regulatory Authority.

“GSK Arising IP” has the meaning given in Clause 9.2.

“GSK Group” means GSK together with its Affiliates.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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“GSK Indemnitee” has the meaning given in Clause 29.2.

“GSK Background IP” means any Intellectual Property, including the Licensed Know-How that is

(A)	owned (or licensed to) the GSK Group at the Effective Date; or

(B)	developed or acquired by, or licensed to (other than by the Purchaser), the GSK Group on or after the Effective Date.

“GSK Intellectual Property” means GSK Background IP and GSK Arising IP.

“GSK System” has the meaning given in Clause 14.1.

“GSK System IP” means any and all Intellectual Property subsisting in the GSK System that is GSK Intellectual Property.

“Incremental Order Quantity” or “IOQ” means, in respect of a Product, the quantity specified as such in Part A of Schedule 1.

“Indemnified Party” has the meaning given in Clause 29.4.

“Indemnifying Party” has the meaning given in Clause 29.4.

“Independent Expert” means a laboratory or other expert mutually agreed upon by the Parties (or, if no such agreement can be reached within a reasonable time, a laboratory or other expert appointed by the President of the International Chamber of Commerce of London or his nominee upon the application of either Party) with expertise relevant to the matter to be determined.

“Initial Term” has the meaning given in Clause 32.1.

“Insolvency Event” means, in relation to a Person:

(A)	it is, or is deemed for the purpose of any Applicable Law, to be insolvent or unable to pay its debts as they fall due;

(B)	it admits an inability to pay debts as they fall due;

(C)	it suspends making payments on any of its debts or announces an intention to do so;

(D)	by reason of actual or anticipated financial difficulties, it begins negotiations with any creditor for the rescheduling of any of its indebtedness outside the ordinary course of business;

(E)	it is in breach of any covenant or other term of a loan or financial facility and a counterparty accelerates, or calls for repayment of, any outstanding indebtedness as a result of such breach;

(F)	the fair value of its assets is less than its liabilities (taking into account contingent and prospective liabilities and disregarding inter-company loans between Affiliates); or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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(G)	a moratorium is declared in respect of any indebtedness.

“Insolvency Proceeding” means, in relation to a Person:

(A)	any step is taken with a view to a moratorium or a composition or similar arrangement with its creditors;

(B)

a meeting of its shareholders or directors is convened for the purpose of considering any resolution for, to bring an application for, or to file documents with a court or any registrar for, its winding-up, judicial management or dissolution or any such resolution is passed;

(C)	any Person brings an application for, or files documents with a court or any registrar for, its winding-up, judicial management or dissolution or such order is made; or

(D)	a liquidator, judicial manager, administrator or similar officer is appointed in respect of any of its assets.

“Intellectual Property” means Patents, utility models, trademarks, service marks, rights in designs, copyrights, rights in databases and rights in Know-How (whether or not any of these is registered or capable of registration and including applications for registration of any such thing) and all other similar rights or forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world.

“Invoice Currency” means:

(A)	in relation to Commercial API (including any Safety Stock Fee in respect of raw materials for use in the Manufacture of Commercial API and any Storage Fee), [***]; and

(B)	otherwise (including in relation to any Safety Stock Fee in respect of raw materials for use in the Manufacture of Commercial Product), [***].

“[***] CPI” means the Consumer Price Index published by the [***] from time to time.

“Joint Steering Team” has the meaning given in Clause 27.2.

“Know-How” means any non-public, proprietary technical information (including information relating to an invention), discovery, process, method, composition, formula, procedure, protocol, technique, result of experimentation or testing, data, trade secret, drawing or other know-how, whether or not patentable or copyrightable.

“Latent Defect” means, in respect of a Product, a Defect that is existing at the time of Delivery of that Product which [***].

“Launch Period” means the period commencing [***] prior to a Relevant Launch and ending [***] after that Relevant Launch.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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“Launch Product” means Product for Commercialisation in a Relevant Launch Market to be Manufactured during or for the applicable Launch Period.

“LAV” or “Local Added Value” means, in respect of a Product, [***], but excluding:

(A)	[***];

(B)	[***]; and

(C)	[***]; and

(D)	[***].

“Lead Time” means, in respect of a Product, the period of time that GSK will require to Manufacture and supply such Product from the date that the Materials (including any Purchaser Materials) required for such Manufacture are available and on hand to Manufacture the Products, as specified in Part A of Schedule 1 or as otherwise notified in writing by GSK to the Purchaser from time to time.

“Losses” means all losses, claims, liabilities, costs, awards, fines, penalties, expenses (including reasonable legal fees and other professional expenses) and damages of any nature whatsoever and whether or not reasonably foreseeable or avoidable.

“Manufacture” means the planning, purchasing of Materials for, manufacturing, processing, compounding, storage, filling, packaging, labelling, leafleting, testing, waste disposal, quality assurance and control, despatch, sample retention and, to the extent permitted by Applicable Law, stability testing and technical release.

“Manufacturing Licence” means all licences necessary for or in connection with the Manufacture of a Product at the Manufacturing Site.

“Manufacturing Site” means:

(A)	in respect of Commercial API, the manufacturing site operated by GSK or its Affiliate at [***]; and

(B)	in respect of Commercial Products, the manufacturing site operated by GSK or its Affiliate at [***].

“Materials” means APIs, raw materials, intermediates, excipients, processing aids, packaging and labelling materials and components used in Manufacture of the Products.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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“Minimum Order Quantity” or “MOQ” means, in respect of a Product, the quantity specified as such in Part A of Schedule 1.

“Missing Products” has the meaning given in Clause 10.9.

“NDA Approval” has the meaning given in the Purchase Agreement.

“New Product SKU” means a product that is similar to, or is intended to replace, an existing Product, which GSK and Purchaser agree in writing to Manufacture (or have Manufactured) and supply and purchase under and subject to the terms of this Agreement.

“Nominated Manufacturer” means, in respect of Commercial API or Commercial Products, the Person who from time to time owns and/or operates the relevant Manufacturing Site.

“Nominated Supplier” means any member of the GSK Group to whom GSK sub-contracts the supply of Products to the Purchaser.

“Non-Delegated Shared Source Material” has the meaning given in Clause 26.3.

“Order” means any binding judgments, orders, writs, injunctions, decisions, rulings, decrees and awards of any Governmental Entity or arbitral body.

“Party” means a party to this Agreement, and “Parties” shall be construed accordingly.

“Patents” means (i) all patents and pending patent applications, including any and all provisional applications, substitutions, continuations, continuations-in-part, renewals, supplementary protection certificates, registrations, extensions, reissues, reexaminations or divisionals; (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications; (iii) any and all patents that have issued or in the future issue from the foregoing patents and patent applications described in clauses (i) and (ii), including utility models, petty patents and design patents and certificates of invention; (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, supplemental examinations, inter partes reviews, post-grant reviews, oppositions and other existing or future post-issuance proceedings, and extensions (including future pending or issued unexpired patent term extension or supplemental protection certificate or equivalent extension right) of the foregoing patents or patent applications described in clauses (i), (ii) and (iii); (v) any and all letters patent in the United States and all foreign countries which may be granted therefore and thereon; and (vi) all rights under the International Convention for the Protection of Industrial Property.

“Person” means any individual, general partnership, limited partnership, limited liability partnership, limited liability company, corporation, trust, joint venture, association, organization or other entity or Governmental Entity, or any agency or political subdivisions thereof.

“Personnel” has the meaning given in Clause 23.2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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“Price” means:

(A)	in respect of a Product, the price set forth in (or determined in accordance with) Part B of Schedule 1 (Products and Prices) and Clause 12 (Price); and

(B)	in respect of a Development Service, the price set forth in (or determined in accordance with) Schedule 2 (Scope of Work for Development Services) and the applicable Scope of Work.

“Proceedings” means any action, arbitration, investigation, litigation or suit commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

“Product” means the Commercial API and Commercial Products individually or collectively as the context may require.

“Product Event” has the meaning given in Clause 21.2.

“Product Licence” means any product licence, marketing authorisation or other authorisation(s) required for the Development, Commercialisation, clinical investigation, import or export of the Products in the Territory.

“Purchase Agreement” means the Asset Purchase Agreement dated July 10, 2018 by and among GlaxoSmithKline Intellectual Property Development Limited, Glaxo Group Limited and Dermavant Sciences GmbH.

“Purchaser Arising IP” has the meaning given in Clause 9.3.

“Purchaser Background IP” means any Intellectual Property that is

(A)	owned by (or licensed to) the Purchaser or its Affiliates at the Effective Date, including the Transferred IP; or

(B)	developed or acquired by, or licensed to (other than by GSK), the Purchaser or its Affiliates on or after the Effective Date.

“Purchaser Indemnitee” has the meaning given in Clause 29.1.

“Purchaser Intellectual Property” means Purchaser Background IP and Purchaser Arising IP.

“Purchaser Materials” means, in relation to Commercial Product, the Commercial API and other Toll Materials provided by Purchaser under this Agreement on a [***] in connection with the Manufacture of Commercial Product (including, in relation to Commercial Product, Commercial API that is Manufactured by GSK and sold to Purchaser under this Agreement).

“Purchaser Materials Certificate of Analysis” means a document identified as such, signed or released by a Qualified Person (or a Person designated by the Qualified Person or otherwise appropriate in a given jurisdiction to sign or release such document) in accordance with cGMP that:

(A)	sets forth the analytical test results for each specified lot of Purchaser Materials provided by or on behalf of Purchaser; and

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(B)	confirms that such Purchaser Materials have been manufactured in accordance with the applicable Specifications.

“Qualified Person” means the Person employed (or whose services are otherwise engaged) by the Purchaser or its Affiliate (in respect of Commercial API and Commercial Product) who is responsible for authenticating the pharmaceutical analysis of the applicable Product, as required under Applicable Law (including, if applicable, EC Directive 2001/83/EC).

“Quality Agreement” means the quality agreement between GSK (or its Affiliate) and the Purchaser to be entered into prior to the Commencement Date.

“Quality Management System” means the GSK Group’s system of quality management controls designed to ensure regulatory compliance and to assure product safety, quality and efficacy in the GSK Group’s operations with regard to the manufacture and supply of investigational materials or products for sale or distribution and implemented pursuant to the GSK Group’s Corporate Policy entitled Quality Management System (POL-GSKF-514).

“Receiving Party” has the meaning given in Clause 23.1.

“Reconciliation Value” means the value calculated in accordance with the formula set forth in Schedule 3 (Toll Manufacture Provisions), paragraph 3.3.

“Regulatory Approval” means, in a particular country or regulatory jurisdiction, any and all approvals (including pricing and reimbursement approvals), licences, registrations or authorizations of any Regulatory Authority or any other Governmental Entity (including INDs, product approvals, pricing approvals, import permits, and, in each case any supplements and amendments thereto) necessary or useful for the testing, commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of any compound or (bio)pharmaceutical product in a given country or regulatory jurisdiction.

“Regulatory Approval Application” means an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of a Product in a country in the Territory, including INDs and NDAs (new drug applications).

“Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable supranational, national, regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Entity involved in granting Regulatory Approval for a product in such country or regulatory jurisdiction, including without limitation, the FDA.

“Regulatory Documentation” means any and all (i) applications, registrations, licenses, authorizations and approvals, and non-clinical and clinical study authorization applications or notifications (including all INDs, Regulatory Approval Applications, Regulatory Approvals and amendments and supplements to any of the foregoing and all supporting files, writings, data, studies and reports) prepared for submission to a Regulatory Authority or any other Governmental Entity with a view to the obtaining or maintaining of any Regulatory Approval, (ii) substantive correspondence to or with the FDA, any Regulatory Authority or any other Governmental Entity, (iii) pharmacovigilance databases, adverse drug experience reports and associated documents, and investigations of adverse drug experience reports, and (iv) non-clinical, clinical and other data contained or referenced in or supporting any of the foregoing.

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“Rejection Notice” has the meaning given in Clause 16.1.

“Relationship Manager” has the meaning given in Clause 27.1.

“Relevant Launch” means first launch of a Product in a Relevant Launch Market.

“Relevant Launch Market” means, as applicable, each of the US, the EU or Japan.

“Renewal Term” has the meaning given in Clause 32.1.

“Reporting Year” means, in respect of each Commercial Product, (i) the period commencing on the Effective Date and ending on the next occurring December 31st and (ii) each subsequent Calendar Year during the Term.

“Returns” shall mean any and all returns, reports, forms (including elections, declarations, amendments, claims for refund, schedules, information returns or attachments thereto) and any other documents filed or required to be filed with a Governmental Entity with respect to Taxes.

“Safety Stock Fee” has the meaning given in Clause 7.5.

“Sales Tax” means any sales, goods, services, turnover, value-added, or similar Tax and any Tax charged on the import or export of any goods or services, including VAT but excluding any Tax imposed on or with respect to the income of GSK or any of its Affiliates (however denominated).

“Scope Change” has the meaning given in Clause 3.10.

“Scope of Work” has the meaning given in Clause 3.2.

“Second Source” has the meaning given in Clause 31.2.

“Service Dispute” has the meaning given in Schedule 2 (Scope of Work for Development Services).

“Shared Source Material” means a Material produced by a Third Party at a facility at which that same Third Party manufactures materials used by the GSK Group in the manufacture of products other than Product.

“SKU” means stock-keeping unit.

“Specifications” means, with respect to each Product, the technical specifications for the required quality and characteristics of the Product as agreed between the Parties in writing in the Quality Agreement (as the same may be amended from time to time in accordance with this Agreement).

“Storage Fee” has the meaning given in Clause 11.2.

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“Tax” or “Taxes” means any and all taxes, assessments, levies, tariffs, duties, or other charges imposed by a Governmental Entity, including all federal, state, territory, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, sales, use, Value Added Tax, ad valorem, occupation, property, excise, severance, windfall profits, stamp, licence, payroll, employment, unemployment, disability, social security, withholding, escheat, environmental, customs duty, estimated and other taxes, assessments, charges, duties, fees, levies or other governmental charges imposed by any Governmental Entity of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Return), together with any penalties and interest and any additional amounts with respect thereto and shall include any liability for such amounts as a result of (i) being a transferee or successor or member of a combined, consolidated, unitary or affiliated group, or (ii) a contractual obligation to indemnify any Person or other entity.

“Technical Change Procedure” means the procedure for changing the Specifications for the Product, as set forth in the Quality Agreement.

“Technology Transfer” has the meaning given in Clause 31.1.

“Technology Transfer Plan” has the meaning given in Clause 31.1.

“Term” has the meaning given in Clause 32.1.

“Terminating Party” has the meaning given in Clause 32.3.

“Territory” means worldwide, excluding the China Territory.

“Third Party” means a Person who or which is neither a Party nor an Affiliate of a Party.

“Third Party Claim” means all demands, claims, actions and Proceedings by a Third Party or liability to a Third Party (in each case, whether criminal or civil, in contract, tort or otherwise) for Losses related to such demand, claim, action or Proceeding.

“Toll Material” means, in respect of a Commercial Product, API for use in the Manufacture of that Commercial Product, including the Commercial API Manufactured by GSK and purchased by the Purchaser pursuant to this Agreement.

“[***] CPI” means the Consumer Prices Index published by the [***] from time to time.

“Unique Source Material” means a Material produced by a Third Party at a facility from which the GSK Group does not source materials for the manufacture of products other than Product.

“Unused Capacity Fee” has the meaning given in Clause 10.9.

“Value Added Tax” or “VAT” means the tax imposed by Council Directive 2006/112/EC of the European Community and any national legislation implementing that directive together with legislation supplemental thereto and in particular, in relation to the United Kingdom, the tax imposed by the Value Added Tax Act of 1994 or other tax of a similar nature imposed elsewhere instead of or in addition to value added tax; and outside the European Union (and including the United Kingdom in the event that the United Kingdom ceases to be a member of the European Union during the term of this Agreement), any tax corresponding to, or substantially similar to, the common system of value added tax referred to in this definition, excluding any Tax imposed on or with respect to the income of GSK or any of its Affiliates.

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“Volume Projection” has the meaning given in Clause 10.1.

“WIP” has the meaning given to it in Schedule 3 (Toll Manufacture Provisions) paragraph 2.1.

“Working Hours” means 09:00 to 17:00 on a Business Day.

“Year 2” has the meaning given in Clause 4.1.

“Year 3” has the meaning given in Clause 4.1.

1.2	In this Agreement, unless otherwise specified:

(A)	any Schedules form part of this Agreement and shall have the same force and effect as if set forth in the body of this Agreement, and references to this Agreement include them;

(B)

references to Recitals, Clauses and Schedules are to recitals and clauses of, and schedules to, this Agreement and references in a Schedule or part of a Schedule to paragraphs are to paragraphs of that Schedule or that part of that Schedule;

(C)	the headings and contents table in this Agreement are for convenience only and do not affect its interpretation;

(D)	references to the singular include the plural and vice versa;

(E)

words denoting persons include individuals, companies, partnerships, unincorporated associations and other bodies (in each case, wherever resident and whether or not having separate legal personality) and references to a company shall include any company, corporation or other body corporate wherever or however incorporated or established;

(F)	a reference to:

(i)

a statute, statutory provision, regulation, directive or other enactment shall be construed as including a reference to any subordinate legislation or instrument made from time to time under that statute, provision, regulation, directive or enactment whether before, on or after the date of this Agreement; and

(ii)

a statute, statutory provision, regulation, directive, enactment or subordinate legislation shall be construed as including a reference to that statute, provision, regulation, directive, enactment or subordinate legislation as in force at the date of this Agreement and as from time to time amended, modified, consolidated, superseded, re-enacted or replaced (whether with or without modification) after the date of this Agreement;

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(G)	general words shall not be given a restrictive meaning by reason of the fact that they are preceded by or followed by particular examples intended to be embraced by the general words and accordingly:

(i)	the rule known as ejusdem generis shall not apply; and

(ii)

the words “includes”, “including” and “in particular” (or similar term) are not to be construed as implying any limitation and shall be read and construed as if immediately followed by the words “without limitation”;

(H)

any reference to this Agreement or any other document is to this Agreement or that document as in force for the time being and as amended from time to time in accordance with this Agreement and/or that document (as the case may be);

(I)	if a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall be the next Business Day; and

(J)

terms other than those defined in this Agreement shall be given their plain English meaning and those terms, acronyms and phrases known in the pharmaceutical/ healthcare industry shall be interpreted in accordance with their generally accepted meanings.

2.	GSK’S OBLIGATIONS

2.1

With effect from the Commencement Date and in consideration of the Price, GSK shall Manufacture (or have Manufactured) and supply to the Purchaser, as applicable, Commercial API and the Commercial Products, as ordered from time to time by the Purchaser in accordance with Clause 10 (Product Forecasts and Orders), in each case subject to the terms of this Agreement.

2.2	GSK shall Manufacture (or have Manufactured), as applicable, the Commercial API and Commercial Products at the Manufacturing Site, in each case in accordance with:

(A)	Current Good Manufacturing Practice;

(B)	the Specifications;

(C)	the Manufacturing Licence;

(D)	the Quality Agreement; and

(E)	all laws and regulations relevant to the Manufacture of the relevant Product at the Manufacturing Site.

2.3

Notwithstanding Clause 31.1, GSK shall not be required to use in the Manufacture of Commercial Product any API that has not been Manufactured by or for GSK under this Agreement. For the avoidance of doubt, Commercial API Manufactured by or for GSK under this Agreement and subsequently stored by or on behalf of Purchaser (including by a Third Party) shall be considered ‘Manufactured by or for GSK under this Agreement’.

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2.4

Subject to Clause 3 (Development Services), with effect from the Effective Date GSK shall perform the Development Services, if any are requested and agreed by the Parties, in accordance with the Scope of Work and all laws and regulations relevant to the performance of the Development Services.

2.5	Subject to Clause 2.2 and without prejudice to the generality of Clause 38 (Sub-Contractors), the Parties hereby acknowledge that GSK may:

(A)	use the Person(s) who from time to time own and operate the relevant Manufacturing Site to Manufacture the Commercial API and Commercial Products for and on behalf of GSK, provided that:

(i)	such Manufacture shall take place at the Manufacturing Site; and

(ii)	GSK shall remain primarily liable to the Purchaser as principal obligor for the performance of its obligations under this Agreement in respect of such Manufacture; and

(B)

nominate any member of the GSK Group to act as its Nominated Supplier under this Agreement to supply Products to, and receive payment from, the Purchaser, provided that GSK shall remain primarily liable to the Purchaser as principal obligor for the performance of its obligations under this Agreement in respect of such supply.

2.6

Notwithstanding the entry into force of this Agreement in accordance with Clause 32.1, but subject to Clause 2.7, the commencement of GSK’s obligations under this Agreement with respect to the Manufacture and supply of the Products, as applicable, is subject to, and conditional on satisfaction of each of the following conditions (the “Commencement Conditions”):

(A)	successful completion (including release) of Commercial API and Commercial Product validation batches;

(B)	the Specifications have been agreed between the Parties;

(C)	the Parties and/or their Affiliates have agreed and signed the Quality Agreement; and

(D)	the Purchaser has filed the first Regulatory Approval Application.

2.7

Clause 2.6 shall not prevent the Manufacture and supply of any validation batches of Product that may be Manufactured and supplied pursuant to any Scope of Work as part of the Development Services prior to the satisfaction of the Commencement Conditions.

2.8

The Purchaser acknowledges that, unless otherwise agreed in writing or otherwise expressly set forth in this Agreement, GSK will cease performing the Development Services and the Manufacture and supply of the Products at the latest on expiry of the Term. For the avoidance of doubt, without prejudice to Clause 33 (Consequences of Expiry or Termination) and except as otherwise provided for under Clause 31 (Technology Transfer), the Purchaser shall be solely responsible for making alternative arrangements for the Manufacture and supply of the Products and the performance of any development services in connection with the Products following the expiry or termination of this Agreement.

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3.	DEVELOPMENT SERVICES

3.1	The Parties may agree that GSK shall perform certain development work in connection with:

(A)	the process scale up for the Manufacture of Commercial API at the Manufacturing Site;

(B)	knowledge transfer from GSK’s R&D facilities to the Manufacturing Sites in respect Commercial API and Commercial Product;

(C)	analytical methods transfer from the Third Party responsible for undertaking analytical testing in respect of Commercial API and Commercial Product to the Manufacturing Sites;

(D)	the validation of commercial Manufacturing processes for Commercial API and Commercial Product (including the Manufacture of validation batches); and

(E)	CMC (chemistry, manufacturing and controls) development activities in support of obtaining or maintaining Regulatory Approval(s),

(“Development Services”). For clarity, Development Services are not intended to include activities in support of manufacturing and supply of Product that are customary in respect of manufacturing and supply [***].

3.2	The Purchaser may from time to time request that GSK perform Development Services, provided that:

(A)	if prior to receipt of NDA Approval, GSK shall [***];

(B)	if on or after receipt of NDA Approval, GSK shall [***]; and

(C)

if GSK agrees to perform the requested Development Services, GSK shall (subject to the Parties agreeing the applicable Scope of Work in accordance with Clause 3.2(A) or 3.2(B) (as applicable) and Clause 3.3) perform such Development Services in accordance with the terms of this Agreement and the associated Scope of Work.

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3.3

Any Development Services agreed between the Parties pursuant to Clause 3.2 shall be documented in a scope of work in the form set forth in Schedule 2 signed on behalf of each of the Parties (each a “Scope of Work”) which shall define the roles and responsibilities of the Parties in the performance of such Development Services, including the tasks to be completed, any deliverables to be delivered by GSK and the fees payable by the Purchaser (as determined in accordance with Schedule 2 (Scope of Work for Development Services)), together with an agreed timeline for the performance, completion and/or delivery of the applicable Development Services.

3.4

If GSK is unable or unwilling to perform Development Services requested pursuant to Clause 3.2, GSK shall provide a reasonably detailed justification setting forth why it is not able or willing to perform such Development Services.

3.5

For the avoidance of doubt but without prejudice to Clause 3.12, GSK shall not be required to perform any Development other than Development Services agreed pursuant to this Clause 3 (Development Services).

3.6

Each Party shall use its Commercially Reasonable Efforts to perform the Development Services in accordance with the applicable Scope of Work and the timelines for the performance, completion and/or delivery of such Development Services set forth in the applicable Scope of Work.

3.7	Any deliverables (including Purchaser Materials) required to be provided by the Purchaser for the purposes of any Development Services shall be provided [***].

3.8

Neither GSK nor any of its Affiliates shall bear any liability under or in relation to this Agreement in connection with any failure to perform, complete or deliver, or delay in performing, completing or delivering, any Development Services to the extent resulting from any failure, default or delay on the part of the Purchaser in performing the tasks and obligations, or delivering the deliverables (including any Purchaser Materials required for the performance of the Development Services by GSK), assigned to the Purchaser under the applicable Scope of Work or to the extent resulting from any delay in supply, or defect in, the Purchaser’s deliverables, provided that this Clause 3.8 is without prejudice to any liability GSK may have (whether under this Agreement or under the Clinical Supply Agreement) in respect of any defect in Purchaser Materials required as deliverables for the purposes of any Development Services.

3.9

The Purchaser shall pay to GSK (or its nominated Affiliate) such fees, costs, expenses, payments and other sums as may be specified in a Scope of Work. Insofar as a Scope of Work provides for fees to be determined by reference to the FTE Rate, such FTE Rate shall be payable only in respect of time spent engaged in the activities covered by such Scope of Work. In the event that the Scope of Work does not provide for the payment of fees, costs, expenses, milestone payments or other sums, the Purchaser shall reimburse to GSK (or its nominated Affiliate) all costs and expenses incurred in respect of the Development Services undertaken pursuant to such Scope of Work, provided that such costs and expenses are agreed in advance by the Parties.

3.10

Any proposed change or addition to the Development Services or the timeline for the performance, completion or delivery of such Development Services shall be deemed a proposal to change the Scope of Work (a “Scope Change”). Either Party may propose a Scope Change, but no Scope Change shall be implemented without the prior written agreement of the other Party. If a Scope Change is agreed by the Parties, the Parties shall document the Scope

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Change (including any change in fees payable) in a supplementary addendum to, or an amended and restated version of, the Scope of Work and, with effect from the date on which the Scope Change is so documented, all references in this Agreement to the Scope of Work shall be deemed to be references to the Scope of Work as so supplemented or amended and restated (as the case may be) and all references to the Development Services shall be deemed to be references to the Development Services as documented in the supplemented, or amended and restated, Scope of Work. If the Parties fail to agree on a Scope Change within [***] of commencing discussions and a dispute arises, such dispute shall be determined in accordance with the provisions of Clause 46 (Dispute Resolution).

3.11

At the end of each month, GSK and the Purchaser shall review the status of the Development Services (and each Party shall share any relevant information for the purposes of such review) and, in the event of any Scope Change and/or delay in the performance of the Development Services, each Party shall use Commercially Reasonable Efforts to agree on new timeframes for the applicable Development Services. If the Parties fail to agree on new timeframes for the applicable Development Services within [***] of commencing discussions and a dispute arises, such dispute shall be determined in accordance with the provisions of Clause 46 (Dispute Resolution).

3.12

The Purchaser acknowledges that, save for the Development Services and with effect from the Effective Date, the GSK Group will not support any development work in respect of the Manufacture of any Product (including variations to Product Licences required as a result of such work), unless such work is required by Applicable Law or GSK otherwise agrees to the performance of such development work in writing. The Purchaser shall [***] in respect of any such development work undertaken pursuant to this Clause 3.12 and the implementation of such development work, provided that [***].

3.13

In the event that the Purchaser fails to pay any undisputed sum in respect of any Development Services, or any development work (or its implementation) for which the Purchaser is to bear the cost pursuant to Clause 3.12, then in such an event:

(A)

neither GSK nor its Affiliates shall bear any liability under this Agreement for any breach of its terms resulting from any failure to carry out, or delay in carrying out, such Development Services or other development work; and

(B)

the Purchaser shall indemnify each member of the GSK Group against all actions, Proceedings, demands and claims by any Third Party arising from any failure to carry out, or delay in carrying out, such work.

4.	PURCHASER’S OBLIGATIONS

4.1	Subject to Clauses 4.3 and 31.4, during the Term, the Purchaser shall purchase:

(A)	in respect of Commercial API:

(i)	during the First Supply Period, [***] of its requirements for Commercial API during that First Supply Period (and in any event not less than [***]);

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(ii)	in the Calendar Year following the First Supply Period (“Year 2”), not less than the greater of (a) [***] of its requirements for Commercial API during Year 2 and (b) [***];

(iii)	in the Calendar Year following Year 2 (“Year 3”), not less than the greater of (a) [***] of its requirements for Commercial API during Year 3 and (b) [***]; and

(iv)	in each subsequent Calendar Year during the Term, not less than the greater of (a) [***] of its requirements for Commercial API during that Calendar Year and (b) [***] batches; and

(B)	in respect of Commercial Product:

(i)	during the First Supply Period, [***] of its unit requirements for Commercial Product during that First Supply Period (and in any event not less than [***]);

(ii)	in Year 2, not less than the greater of (a) [***] of its unit requirements for Commercial Product during Year 2 and (b) [***];

(iii)	in Year 3:

(a)	if Clause 4.2 does not apply, not less than the greater of (1) [***] of its unit requirements for Commercial Product during Year 3 and (2) [***]; or

(b)	if Clause 4.2 does apply, not less than the greater of (1) [***] of its unit requirements for Commercial Product during Year 3 and (2) [***]; and

(iv)	in each subsequent Calendar Year during the Term

(a)	if Clause 4.2 does not apply, not less than the greater of (a) [***] of its unit requirements for Commercial Product during that Calendar Year and (b) [***]; or

(b)	if Clause 4.2 does apply, not less than the greater of (1) [***] of its unit requirements for Commercial Product during that Calendar Year and (2) [***],

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from GSK (or the Nominated Supplier) in accordance with this Agreement. If this Agreement terminates or expires during the First Supply Period or any other Calendar Year for any reason, the provisions of this Clause 4.1 will apply to the part of the First Supply Period or other Calendar Year ending on (and including) the date of termination or expiry (taking due account of any Products purchased pursuant to Clause 33 (Consequences of Expiry or Termination)), provided that the requirements set out in (A) and (B) above will be reduced on a pro-rata basis to reflect the length of such part First Supply Period or other Calendar Year.

4.2

For the purposes of Clauses 4.1(B)(iii) and 4.1(B)(iv), this Clause 4.2 applies if, but only if, in Year 3 or a subsequent Calendar Year during the Term (as applicable), the Purchaser’s total aggregate demand for Commercial Product (whether Manufactured by GSK or by a Third Party) is less than [***].

4.3	The volumes taken into account in determining whether the Purchaser has complied with its obligations under Clause 4.1 in respect of the First Supply Period or any other Calendar Year shall include:

(A)

with respect to the First Supply Period only, any validation batches of Commercial API and/or Commercial Product (including any failed batches) Manufactured during or prior to the First Supply Period pursuant to Development Services performed under this Agreement;

(B)

with respect to any Calendar Year after the First Supply Period, any validation batches of Commercial API and/or Commercial Product (including any failed batches) Manufactured in such Calendar Year pursuant to Development Services performed under this Agreement;

(C)	any samples of Commercial Product Delivered under this Agreement during that First Supply Period or other Calendar Year; and

(D)	any quantities of Commercial API and/or Commercial Product for which there is a Firm Order for Delivery during that First Supply Period or other Calendar Year but which GSK fails to Deliver.

4.4

Within [***] following the end of (i) the First Supply Period and (ii) each subsequent Calendar Year, the Purchaser shall provide GSK with documented evidence of the total quantity of Commercial API (in kilograms) and the total quantity of Commercial Product (in number of units) Manufactured by GSK and any Third Party during such First Supply Period or subsequent Calendar Year (as applicable).

4.5

If, in respect of the First Supply Period or any subsequent Calendar Year, the Purchaser does not purchase at least the quantity of Commercial Product required by Clause 4.1(B), then GSK shall invoice the Purchaser for a sum equal to the difference (in tubes, regardless of size) between the quantity of Commercial Product actually purchased by the Purchaser (or otherwise taken into account pursuant to Clause 4.3) during that First Supply Period or other Calendar Year and the quantity of Commercial Product required to be purchased during that First Supply Period or other Calendar Year pursuant to Clause 4.1(B) multiplied by:

(A)

in respect of the First Supply Period, Year 2 or any other Calendar Year in which (by virtue of Clause 4.2 and ignoring the effect of any pro rata reduction applied in accordance with Clause 4.1) the quantity required to be purchased pursuant to Clause 4.1(B) is less than [***]), [***]; or

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(B)	in respect of any other Calendar Year during the Term, [***],

in each case, as adjusted by [***] CPI at the start of 2019 and each subsequent Calendar Year in accordance with paragraph 4 of Part C of Schedule 1. The Purchaser shall pay each invoice issued pursuant to this Clause 4.5 in accordance with Clause 13 (Invoice and Payment). Without prejudice to GSK’s rights in respect of any failure by the Purchaser to comply with its obligations under Clause 4.1(A) in respect of Commercial API, the provisions of this Clause 4.5 shall be GSK’s sole remedy in respect of any failure by the Purchaser to comply with its obligations under Clause 4.1(B) in respect of Commercial Product.

4.6	The Purchaser shall not (itself or through any Third Party):

(A)	expressly or implicitly market, advertise or otherwise promote in any way the sale of any Product as a GSK Group product or as containing any GSK Group product; or

(B)	use the name or logo of any member of the GSK Group in connection with any Product,

in each case, unless (and only to the extent) required to do so by Applicable Law. If the Purchaser contends that it is required by Applicable Law to do any act or thing covered by this Clause 4.6, it shall:

(i)	prior to doing any such act or thing, provide GSK with a copy of all relevant materials; and

(ii)	consider in good faith any comments GSK may have in respect of the manner in which the name of any member of the GSK Group is used in such materials; and

(iii)	if such materials include the logo of any member of the GSK Group, not use such materials without GSK’s prior written approval (such approval not to be unreasonably withheld).

For	the avoidance of doubt, a breach of this Clause 4.6 will constitute a material breach of this Agreement.

5.	NEW PRODUCT SKUS

5.1

The Purchaser may, from time to time and in accordance with this Clause 5, request that GSK Manufacture (or have Manufactured) and supply (or have supplied) New Product SKUs under this Agreement. Any such request shall be accompanied by reasonable details of:

(A)	the characteristics of the New Product SKU;

(B)	the anticipated market(s) to supply: and

(C)	a volume plan for a period equal to [***].

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5.2

Upon receipt of a request pursuant to Clause 5.1, GSK will conduct an impact assessment as soon as reasonably practicable, The Joint Steering Team shall review the Purchaser’s request and GSK’s impact assessment and, following such review (and subject to any amendments that may be agreed between the Parties), may agree upon the proposal for the New Product SKU, on a basis consistent with the terms of this Agreement in respect of the Manufacture of such New Product SKU and a budget for the estimated costs to be incurred in connection with such New Product SKU, provided that:

(A)

if so agreed, any development work required to be performed by GSK to prepare for the Manufacture and supply of a New Product SKU (including new configurations of the Products) shall be deemed a Development Service and Clause 3 (Development Services) shall apply;

(B)	[***], no member of the GSK Group shall be obliged to [***] unless otherwise agreed by the Parties); and

(C)	any incremental costs incurred by any member of the GSK Group associated with such New Product SKU shall be [***] unless otherwise agreed by the Parties.

5.3

Any New Product SKU that is introduced in accordance with this Clause 5 shall be subject to the terms of this Agreement and shall, with effect from the date on which the Parties record in writing their agreement to add such New Product SKU to this Agreement, be deemed to be a Product, provided that, prior to such addition in writing, such New Product SKU shall not be deemed a Product hereunder.

6.	CAPITAL EXPENDITURE

6.1

The Parties acknowledge and agree that certain capital expenditure at the Manufacturing Site operated by GSK or its Affiliate at [***] in respect of Commercial API is governed by, and is subject to the terms and conditions of, the CapEx Letter Agreement and nothing in this Clause 6 (Capital Expenditure) shall apply in relation to such capital expenditure.

6.2	Subject to Clause 6.1, where capital expenditure is required in respect of the Manufacture of Products under this Agreement, including in connection with:

(A)	any technology transfer, tooling or equipment or Artwork required to enable Manufacture to commence at the Manufacturing Site; and

(B)

a request from the Purchaser for a change to the Specification, source of Materials or Purchaser Materials, development work, revised Artwork or the introduction of any new SKU by agreement between the Parties,

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then, subject to Clause 6.3, such expenditure shall:

(i)	to the extent such expenditure relates exclusively to the Products or their Manufacture, be [***]; and

(ii)

to the extent such expenditure is incurred in respect of regulatory compliance of the Manufacturing Site and does not relate exclusively to the Products, be borne by the Parties in such proportions as they may agree (each acting reasonably and in good faith) such that [***].

6.3

For the avoidance of doubt, any asset, equipment or improvement installed or effected at the Manufacturing Site shall belong to GSK or the Nominated Manufacturer, irrespective of which Party bears the cost of the capital expenditure associated with such asset, equipment or improvement.

6.4

The Parties understand and agree that, as of the Effective Date, certain capital expenditures are expected to be required at the Manufacturing Site operated by GSK or its Affiliate at [***] in respect of the Manufacture of Commercial Product in [***], and that the terms of such capital improvements shall be negotiated in good faith and implemented in a Scope of Work covering specific Development Services related to anticipated capital improvements required as of the Effective Date that will be performed pursuant to and in accordance with the terms of Clause 6.1 and the specific agreed terms set forth in Exhibit 1 (Capital Work at [***]).

6.5	In the event that the Purchaser fails to pay any sum in respect of capital expenditure for which the Purchaser is to bear the cost pursuant to Clause 6.2:

(A)	[***]; and

(B)	[***].

7.	MATERIALS

7.1

GSK (or the Nominated Manufacturer) shall be responsible for ordering and purchasing all Materials required to enable GSK to meet its Development Services, Manufacturing and supply obligations under this Agreement; provided that for the purposes of Manufacturing Commercial Product the Purchaser shall provide Commercial API on a [***]. The costs of the Materials and the management and procurement of such Materials that are specifically required for or specifically allocated to the Manufacture of Commercial API or Commercial Product hereunder shall be [***].

7.2	GSK shall not [***]

[***]	without the Purchaser’s prior written consent (not to be unreasonably withheld or delayed).

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7.3

Subject to the terms of the Quality Agreement and Clause 18.1, GSK may at any time change the supplier of any Delegated Shared Source Material to which Clause 7.2 does not apply provided that GSK will consult with the Purchaser prior to changing or introducing any such Delegated Shared Source Material to meet its Manufacturing and supply obligations under this Agreement.

7.4

Notwithstanding anything to the contrary in the Quality Agreement, the Purchaser shall not for the purposes of this Agreement be deemed to be directly responsible for performing quality assurance audits and oversight in respect of a Delegated Shared Source Material.

7.5

During the Term, GSK shall (having regard to the applicable Firm Zone and the lead times for the raw materials concerned) manage its stock quantities of raw materials that are specifically required for or specifically allocated to the Manufacture of Commercial API or Commercial Product such that GSK will be able to support the Purchaser’s Firm Orders for Products. If the Purchaser requires GSK to hold additional quantities of raw materials as safety stock, the Purchaser shall pay GSK a storage fee to cover any GSK costs and expenses incurred in connection with holding and storing such safety stock that is not required for Manufacture in support of Firm Orders (the “Safety Stock Fee”). The Safety Stock Fee is set forth on Schedule 4 (Fees). For the avoidance of doubt, such safety stock may not be used for the manufacture of any products other than Commercial API or Commercial Product (as applicable) under this Agreement, and notwithstanding Clause 25 (Capacity Constraints), all such raw materials held as safety stock and for which the Purchaser has paid (or is liable to pay) a Safety Stock Fee shall be used solely to fulfil Firm Orders from the Purchaser until exhausted.

8.	PURCHASER MATERIALS

8.1	The Purchaser shall supply the Purchaser Materials to GSK at the designated Manufacturing Site in respect of Commercial Product in a timely manner [***] on a [***].

8.2

GSK will not (and will procure that the Nominated Manufacturer does not) use the Purchaser Materials for any purpose other than the Manufacture of Commercial Products for the Purchaser under this Agreement (including for testing, quality and compliance purposes).

8.3

GSK shall not be liable for any failure to meet, or for any delay in meeting, any Firm Order for Commercial Products if such failure is as a result of any failure by the Purchaser to supply, or delay by the Purchaser in supplying, in a timely manner sufficient quantities of Purchaser Materials that comply with all applicable requirements of Applicable Law, cGMP and the applicable Specifications and have sufficient unexpired shelf life to enable such Purchaser Materials to be the Manufacture of Products in accordance with the schedule of Deliveries of any Commercial Products contemplated by the Forecast Schedule; except in the event that such failure is due to the failure of GSK to supply Commercial API in a timely manner or that meets cGMP (taking due account of the applicable Lead Time for such Commercial API).

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8.4

Each quantity of Purchaser Materials will be accompanied by Certificate of Analysis relating to such Purchaser Materials, which, to the extent required by Applicable Law in the relevant jurisdiction, shall be signed by the Purchaser’s Qualified Person in respect of Commercial API.

8.5

The Purchaser shall retain title to the Purchaser Materials at all times. From the time Purchaser Materials are delivered to GSK’s loading dock at the relevant Manufacturing Site to the time such Purchaser Materials are returned (or Product is delivered) to the Purchaser’s designated carrier at GSK’s loading dock, GSK shall bear the risk of loss of or damage to such Purchaser Materials arising from GSK’s [***] and shall be responsible for compensating the Purchaser for the lost or damaged Purchaser Materials (up to an amount not exceeding the Actual Cost of such Purchaser Materials to the Purchaser). At all other times and in all other circumstances, the Purchaser and shall bear the risk of loss or destruction to the Purchaser Materials.

8.6

The Purchaser shall inform and keep GSK and the Nominated Manufacturer informed of all safety hazards and changes in regulations and guidance (statutory or otherwise) which the Purchaser or its Affiliate knows or believes affect or may affect the use, handling, storage, labelling, transport, treatment and disposal of any Purchaser Materials.

9.	INTELLECTUAL PROPERTY

9.1	Each Party shall at all times remain the owner of its respective GSK Background IP or Purchaser Background IP.

9.2

All Intellectual Property or Know-How generated by or on behalf of GSK (whether alone or together with Purchaser or Purchaser’s Affiliate) in the course of the performance of the obligations, services and activities under this Agreement (including Intellectual Property, Know-How or improvements relating to the manufacture of pharmaceutical products generally or related to the Manufacturing Site), other than Intellectual Property or Know-How that is exclusive to Developing, Manufacturing, or Commercialising the API, Commercial API, Commercial Products or the Purchaser Background IP, shall be owned by GSK (the “GSK Arising IP”). For clarity, GSK Arising IP shall not include Purchaser Background IP or Purchaser Arising IP.

9.3

All Intellectual Property or Know-How generated by or on behalf of the Parties (or either of them) in the course of the performance of the obligations, services and activities under this Agreement that is exclusive to Developing, Manufacturing, or Commercialising the API, Commercial API, Commercial Products or the Purchaser Background IP shall be owned by the Purchaser (the “Purchaser Arising IP”). For clarity, Purchaser Arising IP shall not include GSK Background IP or GSK Arising IP.

9.4

The Purchaser hereby grants to GSK and its Affiliates a non-exclusive, worldwide, fully paid-up and royalty free licence (with the right to grant sub-licences to Nominated Manufacturers) to use the Purchaser Intellectual Property solely as necessary for the performance of GSK’s obligations under this Agreement, including supplying and Manufacturing (or having Manufactured) the applicable Products and the performance of the Development Services. GSK will not use any Purchaser Background IP, Purchaser Know-How or Purchaser Arising IP for any other purpose nor will it disclose or otherwise share any Purchaser Background IP, Purchaser Know-How or Purchaser Arising IP with any Third Party.

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9.5

To the extent that the output of the Development Services or any deliverables or results produced by GSK in connection with its performance under this Agreement incorporates any GSK Background IP, GSK Know-How or GSK Arising IP, GSK hereby grants to the Purchaser a non-exclusive, perpetual, fully paid-up and royalty free licence (with the right to grant sub-licences, including through multiple tiers) to use any such GSK Background IP, GSK Know-How or GSK Arising IP solely and exclusively to the extent necessary for the purposes of Developing, Manufacturing or Commercialising the Products. Except as otherwise expressly provided for under the Purchase Agreement, the Purchaser shall not use any GSK Background IP, GSK Know-How or GSK Arising IP anywhere else or for any other purpose and shall not disclose or otherwise share GSK Background IP, GSK Know-How or GSK Arising IP with any Third Party.

9.6

At the other Party’s reasonable expense, each Party shall do all such further acts and things, and execute all such other documents as the other Party may from time to time reasonably require in order to give full effect to the assignments and licences of rights granted under this Agreement.

9.7

Nothing in this Agreement shall be deemed or implied to be, and each Party disclaims all implied rights to, the grant by a Party to the other Party of any right, title or interest in such Party’s Confidential Information or Intellectual Property, except as are expressly set forth in this Agreement.

10.	PRODUCT FORECASTS AND ORDERS

10.1

Within [***] of the Effective Date, and thereafter on a [***] basis until the date on which the Purchaser files the first Regulatory Approval Application, the Purchaser shall provide to GSK or (if GSK so directs) the Nominated Manufacturer a non-binding rolling projection of the Purchaser’s expected volume requirements for Commercial API and Commercial Products for at least the following [***] (the “Volume Projection”). For the avoidance of doubt, the Volume Projection is not a Forecast Schedule and the Purchaser shall not be required to provide any further Volume Projection with effect from the date on which the Purchaser files the first Regulatory Approval Application.

10.2

On the first day of the month following the filing of the first Regulatory Approval Application, and thereafter on the first day of each subsequent month during the Term (or on such other date or at such frequency, as the Parties may agree in writing), the Purchaser shall provide to GSK or (if GSK so directs) the Nominated Manufacturer a rolling forecast schedule of volume requirements for:

(A)	Commercial API; and

(B)	Commercial Products on a SKU-by-SKU basis,

in each case, for at least the following [***] or such shorter period as may then remain under the Term (the “Forecast Schedule”). The Forecast Schedule shall show estimates of required Product quantities (by SKU in the case of Commercial Products, which SKUs shall differentiate Commercial Products with regard to packaging configuration, labelling and strength) on a [***]. Notwithstanding the foregoing, the Parties understand and agree that, in order to facilitate a successful commercial launch of Launch Products in each

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Relevant Launch Market, certain adjustments or deviations to the forecasting and ordering mechanisms set forth in this Agreement may be necessary or useful and, to that end, the Parties shall cooperate in good faith to facilitate such flexibility, as set forth in additional detail in Clause 10.12.

10.3	The quantity requirements shown:

(A)	in the first [***] in respect of Commercial API; and

(B)	in the first [***] in respect of Commercial Product,

of the Forecast Schedule (the “Firm Zone”) will constitute a binding commitment on the part of the Purchaser to purchase such specified quantities of such Products.

10.4

The Purchaser shall deliver purchase orders or equivalent documentation, corresponding to the Commercial API and Commercial Product volumes shown in each month of the Firm Zone to GSK on a [***]. Each purchase order shall, as applicable, unless otherwise agreed between the Parties:

(A)

comprise of quantities equivalent to the applicable MOQ (or to for that MOQ plus one or more applicable IOQs). If GSK does (in its discretion) accept a purchase order for a quantity of Product that is not equivalent to the applicable MOQ (or to the MOQ plus one or more IOQs), the Purchaser shall remain liable under Clause 19 (Write Offs) for [***]; and

(B)	specify the quantities of Product ordered (by SKU and by country, and required Delivery date, which shall:

(i)	in respect of Commercial Product, not be less than the applicable Lead Time (as set forth on Schedule 1) from the date of the relevant purchase order; and

(ii)	in respect of Commercial API, not be less than [***] from the date of the relevant purchase order.

10.5

Purchase orders issued by the Purchaser under Clause 10.4 shall be delivered either electronically or by such other means, and to such location or contact person or system, as GSK shall specify in writing. GSK or the Nominated Manufacturer shall respond to each such purchase order received from the Purchaser within [***] of receipt. Provided that the quantity requirements for any purchase order comply with the restrictions set forth in Clause 10.4 and subject to Clause 10.6, GSK shall accept the purchase order (each such order then becoming a “Firm Order”) and its response shall include confirmation of the quantity and the date for Delivery. If GSK does not respond to any purchase order received within such [***] period, then such purchase order shall be deemed to be accepted.

10.6

In the event that discussion is required regarding the timing of Manufacture and Delivery of any Firm Order (or any adjustment to the quantities set forth in the Firm Order), including if the quantities of Commercial API in the Firm Zone exceed the quantities shown API shown in the Forecast Schedule for the period corresponding to the Lead Time for Commercial API, the

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relevant planning personnel from both Parties will use reasonable endeavours to agree and confirm any necessary changes to the Firm Order concerned and to the Forecast Schedule. Notwithstanding the foregoing, GSK shall have no obligation to agree to any production schedule or Delivery timetable which would exceed GSK’s (or the Nominated Manufacturer’s) anticipated capacity or otherwise present an unreasonable interference with GSK’s (or the Nominated Manufacturer’s) other operations, including any current operational processes (including shift patterns), or allocation of manufacturing capacity (having regard, among other things, to the applicable Lead Time).

10.7

GSK shall use Commercially Reasonable Efforts during Working Hours to satisfy any changes in quantity, Delivery phasing or Delivery dates requested by the Purchaser in respect of a Firm Order or any additional order, provided that:

(A)	the Purchaser shall [***] in the event it is able to meet such change; and

(B)

without prejudice to Clause 10.7(A), if the Purchaser wishes to reduce the quantities of Product in any Firm Order and GSK (or the Nominated Manufacturer) agrees to such reduction, the Purchaser shall in any event [***].

10.8

It is understood that, subject to Clause 10.9 and without prejudice to Clause 19 (Write Offs), the remaining [***] in respect of Commercial Product, and [***] in respect of Commercial API, of each Forecast Schedule (i.e., the period after the applicable Firm Zone) constitutes an estimate of the future Product requirement of the Purchaser and does not comprise a specific purchase requirement or a commitment by the Purchaser to purchase such Product (except as otherwise provided in this Agreement). It is further understood that each such Forecast Schedule does not constitute a commitment by GSK to Manufacture or supply such Product.

10.9	The quantity requirements shown:

(A)	in the subsequent [***] following the Firm Zone in respect of Commercial API; and

(B)	in the subsequent [***] following the Firm Zone in respect of Commercial Product;

of the Forecast Schedule (the “Capacity Reservation Period”) will constitute an estimate of future Product requirements of the Purchaser for which they require capacity to be reserved at the Manufacturing Site. Notwithstanding that the Purchaser is not obliged to purchase an amount of Product equivalent to the Capacity Reservation Period, if in a Calendar Year the Purchaser purchases less than the volume shown in the Capacity Reservation Period, an additional fee (the “Unused Capacity Fee”) shall become due and payable by the Purchaser for that Calendar Year. The Unused Capacity Fee shall be equal to [***] had the quantity of Products forecast during the Capacity Reservation Period but not subsequently ordered (the “Missing Products”) actually been Manufactured and purchased during that Calendar Year, provided that:

(i)	the Unused Capacity Fee shall be [***] (whether for GSK or its Affiliates or for any Third Party); and

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(ii)	GSK shall use Commercially Reasonable Efforts to reduce, avoid or otherwise mitigate any such Unused Capacity Fee by so reallocating capacity at the Manufacturing Site as far as practicable.

Any Unused Capacity Fee payable under this Clause 10.9 will be invoiced by GSK to the Purchaser after the end of the Calendar Year (such invoice to be paid by the Purchaser in accordance with Clause 13 (Invoice and Payment)).

10.10

For the avoidance of doubt, no Unused Capacity Fee shall be payable pursuant to Clause 10.9 in respect of Missing Products that are Commercial Products for which the Purchaser is required to pay the sum specified in Clause 4.5.

10.11

Without prejudice to Clause 7.5, the provisions of this Clause 10 (Product Forecasts and Orders) are subject to the provisions of Clause 25 (Capacity Constraints) in the event that an Allocation is required to be made.

10.12

In order to facilitate a successful commercial launch of Products in each Relevant Launch Market and to provide flexibility on Delivery phasing and timing for each Launch Product in each Relevant Launch Market, the Parties agree as follows:

(A)

On Purchaser’s reasonable request, Purchaser may elect to require GSK to hold additional safety stock of raw materials required to Manufacture Commercial Product in accordance with Clause 7.3, provided that for clarity, the Safety Stock Fee will be payable.

(B)

Having regard to the safety stock held pursuant to Purchaser’s instructions, and provided that sufficient Commercial API is or is expected to be available to GSK on a timely basis, GSK will use Commercially Reasonable Efforts to reduce the Lead Time required for the Manufacture of Launch Product.

(C)

GSK will use Commercially Reasonable Efforts to expedite the finalisation of Artwork for, and the printing of, packaging materials required for Launch Products to comply with any anticipated launch timelines, including by reserving capacity at printing service providers and committing to the purchase of such services on an expedited basis.

(D)

On Purchaser’s request, GSK will use Commercially Reasonable Efforts to make Manufacturing capacity available at the Manufacturing Site in respect of Commercial Product on short notice and/or to reserve capacity for Manufacture in excess of that required for the forecast volumes that Purchaser can release at short notice.

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(E)	[***].

(F)

During a Launch Period, Purchaser will be released from its binding commitments in the Firm Zone in respect of the Launch Product to the extent that changes are permitted in accordance with this Clause 10.10.

(G)	The additional flexibility arrangements agreed pursuant to Clauses 10.10 (A)-(F) above will not affect:

(i)	the Manufacture of Commercial API in any way; or

(ii)	the MOQ and IOQ applicable to the Manufacture of Commercial Product.

11.	DELIVERY OF PRODUCT

11.1	Subject to Clause 25 (Capacity Constraints), GSK (or the Nominated Supplier) shall Deliver the Products on the date specified in the relevant Firm Order, provided that:

(A)	the quantity of Product Delivered by GSK may vary by [***] from the quantity specified in the relevant Firm Order; and

(B)	the date of Delivery may vary by [***] from the date specified in the relevant Firm Order,

and such variance shall not constitute a breach of this Agreement by GSK or entitle the Purchaser to reject such Delivery. Delivery of Commercial API and Commercial Products shall take place following release by GSK of such Products in accordance with (and the extent required by) the Quality Agreement, provided that, for clarity, the Purchaser shall only be required to pay for the quantity of Product that is actually Delivered.

11.2

In respect of Commercial API, the Parties may agree that some or all of the quantities of such Commercial API Delivered pursuant to Clause 11.1 shall remain in the possession of GSK or its Affiliate on [***]. The Purchaser shall pay GSK a storage fee to cover any GSK costs and expenses incurred in connection with holding and storing such [***] stock (“Storage Fee”). The Storage Fee is set forth in Schedule 4 (Fees). For the avoidance of doubt, no Storage Fee is payable in respect of quantities of Commercial API required for the Manufacture of the Commercial Product shown in the Firm Zone and that are held by GSK at designated Manufacturing Site in respect of Commercial Product for the purposes of such Manufacture.

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11.3

Subject to paragraph 2 of Schedule 3 (Toll Manufacturing Provisions), the risk in and title to the Commercial Products shall remain with GSK (or its Affiliate) until Delivered, at which point it shall pass to the Purchaser. Title to Commercial API shall pass to the Purchaser when such Commercial API is purchased by Purchaser, but risk in such Commercial API shall remain with GSK in accordance with Clause 8.5 for so long as such Commercial API is in GSK’s possession as Purchaser Materials.

11.4

Other than in respect of Commercial API that the Parties agree shall be retained by GSK on Consignment, the Purchaser shall collect the Products Delivered from the Manufacturing Site on the date of Delivery, or such date as GSK, the Nominated Supplier or the Nominated Manufacturer may notify to the Purchaser (provided that, and if the Delivery date notified to the Purchaser is earlier or later than the Delivery window contemplated by Clause 11.1, the Delivery date must be agreed with the Purchaser). Notwithstanding the foregoing, and without limiting Clause 20.2, Purchaser may, [***], elect to obtain Delivery at any point within [***] of the notified date of Delivery by providing notice to GSK of such revised Delivery date.

11.5

Commercial API that the Parties agree shall be retained by GSK [***] at the Manufacturing Site in respect of Commercial API shall be collected by the Purchaser from such Manufacturing Site on such date as may be agreed between the Parties.

11.6

For the avoidance of doubt, irrespective of whether or not any quantity of Commercial API is retained by GSK [***] for a period of time after Delivery, the Purchaser shall be responsible for the delivery of Toll Materials to the designated Manufacturing Site in respect of Commercial Product.

12.	PRICE

12.1	The Purchaser shall pay:

(A)	the applicable Price (as determined in accordance with this Clause 12 (Price)) for Products supplied under this Agreement;

(B)	the fees in respect of Development Services supplied under this Agreement as set forth in (or determined in accordance with) the applicable Scope of Work;

(C)	the fees payable in respect of any Technology Transfer undertaken pursuant to this Agreement (except as otherwise expressly set forth in this Agreement); and

(D)	any Storage Fee and/or Safety Stock Fee and/or Unused Capacity Fee payable pursuant to this Agreement.

12.2

The Price and other fees payable pursuant to this Agreement shall be exclusive of Sales Tax imposed on or with respect to such payments, which the Purchaser shall pay in addition to the Price or other fee upon presentation by GSK of a valid Sales Tax invoice.

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12.3

The Price for the Commercial API shall be equal to the Commercial API Base Cost (as determined in accordance with Part B of Schedule 1) [***] and the Price for Commercial Products shall be equal to the Commercial Product Base Cost (as determined in accordance with Part C of Schedule 1) [***].

13.	INVOICE AND PAYMENT

13.1	GSK (or the Nominated Supplier) shall invoice the Purchaser upon each Delivery of Products or performance of the Development Services. Each invoice shall specify, as applicable:

(A)	the Price in respect of the Products Delivered or the Development Services performed (or the development work undertaken pursuant to Clause 3.12 and the implementation of such development work);

(B)	the quantity of Products Delivered;

(C)

the amount of Sales Tax due in respect of the Products Delivered or Development Services performed (or the development work undertaken pursuant to Clause 3.12 and the implementation of such development work); and

(D)	any other fees payable or amounts reimbursable to GSK pursuant to this Agreement.

13.2

Any amounts reimbursable to GSK pursuant to this Agreement other than the Price for Product Delivered or Development Services performed and any associated Sales Tax may be invoiced separately from any invoice relating to the Price for Product Delivered or Development Services performed and any associated Sales Tax.

13.3

The Purchaser shall pay the invoices issued by GSK or the Nominated Supplier in the applicable Invoice Currency within [***] from the date of receipt of the respective invoice by electronic transfer to the account nominated by GSK or the Nominated Supplier in writing.

13.4

If Purchaser fails to make any payment pursuant to this Agreement when due, simple interest shall thereafter accrue on the sum due to GSK (or the Nominated Supplier) until the date of payment at the per annum rate of [***] above the then-current prime rate reported in The Wall Street Journal or the maximum rate allowable by Applicable Laws, whichever is the lower.

13.5

All payments by the Purchaser under this Agreement shall be made without any deduction or withholding of any monies, unless required by Applicable Law. In the event that monies are deducted or withheld, the Purchaser shall promptly pay the amount withheld to the appropriate Governmental Entity and shall provide GSK (or the Nominated Supplier) with the original receipt issued by that Governmental Entity or other sufficient evidence of payment. To the extent that amounts are so withheld and paid to the proper taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to GSK (or the applicable Nominated Supplier) with respect to whom such amounts were withheld. Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect. The Parties shall discuss and cooperate regarding applicable mechanisms for minimizing such Taxes to the extent possible in compliance with Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Law to minimize indirect Taxes (including Sales Tax) in connection with this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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14.	ELECTRONIC SYSTEMS

14.1

GSK hereby grants, or shall procure the grant of, a limited licence (being a royalty-free licence under the GSK System IP, for the Term and revocable by GSK in the event of a breach by the Purchaser of the obligations set forth in this Clause 14 (Electronic Systems)) to use the GSK Group’s “Collaborate” information technology system or such successor or alternative demand management software or system as the GSK Group may deploy (the “GSK System”). Such licence shall permit the Purchaser to use the GSK System only for the purposes of complying with its obligations under this Agreement and meeting GSK’s requirements for demand planning, management and Delivery of Products. The use of such GSK System shall be subject to the following further conditions:

(A)

other than the warranty set forth in Clause 28.1(B), GSK gives no representation or warranty as to the GSK System, including that it shall be available at any time, or shall operate in error-free fashion, and the Purchaser agrees that any failure of such GSK System shall not limit or exclude any obligation or responsibility on the part of the Purchaser;

(B)

the Purchaser shall remain responsible for maintaining (i) such internet or telecommunications connectivity and (ii) such minimum IT hardware requirements as may be necessary to enable the Purchaser to access such GSK System; and

(C)

if the GSK Group provides the Purchaser with passwords or other access or authentication credentials, to use the GSK System, the Purchaser shall provide those credentials only to named personnel (and shall communicate the names of such personnel to GSK and/or its Affiliate), and shall procure that the named personnel shall not share their credentials with any other Purchaser personnel.

14.2	The Purchaser shall take reasonable care to ensure that:

(A)

nothing done by its employees shall contaminate, corrupt, impair or adversely affect any of the GSK Group’s computers, computer software and computer data and, without prejudice to the generality of the foregoing, shall take due care to ensure that no invasive programs, “computer viruses” or “logic bombs” shall be introduced to any of the GSK Group’s computers, computer software or data; and

(B)

it operates reasonably up to date commercially available anti-virus software, including regularly updating the virus signature files of such software (as recommended by the relevant licensor), and an electronic firewall and such other technical safeguards as good IT practice requires in relation to the Purchaser’s network or IT infrastructure (in each case to the extent that such network or infrastructure may connect to the GSK System).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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15.	QUALITY ASSURANCE

15.1

GSK shall maintain such records as are necessary and appropriate to demonstrate compliance with cGMP in connection with the supply of the Development Services and the Manufacture of the Commercial API and Commercial Products.

15.2

GSK shall be responsible for devising and implementing any corrective actions and/or preventative actions (“CAPAs”) that may be required in connection with the Manufacture and technical release of Products, other than any CAPAs relating to analytical testing and release, which shall be the responsibility of the Purchaser.

15.3

The respective responsibilities of each Party in relation to technical and quality matters are further set forth in the Quality Agreement. In the event of a conflict between the terms of the Quality Agreement and the terms of this Agreement with respect to the quality or monitoring of the Product, the terms of the Quality Agreement shall, to the extent of such conflict, prevail.

16.	DEFECTIVE PRODUCTS

16.1

The Purchaser shall notify GSK or the Nominated Supplier (or ensure that GSK or the Nominated Supplier is notified) in writing of any Delivery that is (in whole or in part) incomplete in accordance with the terms of this Agreement within:

(A)

[***] following Purchasers receipt of possession and control of any shipment of Products from any common carrier following Delivery thereof (including, if applicable, the expiration or final release of any holds instituted by any governmental authority in connection with the import or export of any Product); or

(B)

in respect of Commercial API that the Purchaser elects on Delivery to leave in GSK’s possession [***] pursuant to Clause 11.2, within [***] of Delivery (or, if the relevant Manufacturing Site cannot accommodate a visit by the Purchaser during that [***] period, such later date as may be agreed between the Parties),

(such notice being a “Rejection Notice”). Following receipt of the Rejection Notice, GSK shall:

(i)	work in good faith with the Purchaser on a plan to complete the incomplete Delivery; and

(ii)	use Commercially Reasonable Efforts to rectify the incomplete delivery as soon as possible and in any event within [***] of receipt of the Rejection Notice.

If no Rejection Notice is provided to GSK or the Nominated Supplier within the applicable period specified in this Clause 16.1, then, without limiting any other remedies otherwise available to Purchaser, including under Clause 16.2, the Delivery shall be deemed complete and accepted.

16.2

Without limiting Clause 16.1, the Purchaser shall have the right to reject any allegedly Defective Products upon written notice to GSK, such notice to include the reason(s) for the rejection and to be accompanied with any supporting documentation or other evidence, such right to be exercised within the period stipulated in the Quality Agreement (or, if no such period is stipulated):

(A)	in respect of Defects that ought to be detected pursuant to the incoming inspections required pursuant to the Quality Agreement, the period specified in Clause 16.1(A) or 16.1(B) (as applicable);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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(B)

in respect of Defects not covered by Clause 16.2(A) but which are not Latent Defects, within [***] following Purchaser’s receipt of possession and control any shipment of Products from any common carrier following Delivery thereof (including, if applicable, the expiration or final release of any holds instituted by any governmental authority in connection with the import or export of any Product); or

(C)	in the case of Latent Defects, within [***] after discovery of the Latent Defect.

Unless the Purchaser complies with the provisions of this Clause 16.2, the Delivery of Products shall be deemed accepted by the Purchaser.

16.3	If the Purchaser purports to reject any Products pursuant to Clause 16.2:

(A)

the Purchaser shall store the rejected Products in quarantine in accordance with GSK’s reasonable instructions and shall allow GSK (or its nominated representatives) to inspect and/or analyse the same;

(B)	the Parties shall use reasonable endeavours to agree whether or not the rejected Products are Defective; and

(C)

if, within [***] of GSK or the Nominated Supplier being notified pursuant to Clause 16.2, the Parties fail to agree whether or not the rejected Products are Defective, the dispute shall be referred to and determined by an Independent Expert whose decision shall be final and binding on the Parties. The Independent Expert shall act as an expert and not as an arbitrator and (unless the Independent Expert otherwise determines) his or her fees shall be paid by the Party against whom the Independent Expert’s decision is given.

16.4

If the Parties agree, or if the Independent Expert finds, that any Products are Defective and have been properly rejected, then, subject to Clause 16.5 and without limiting Clause 16.7, GSK shall, at Purchaser’s option, either:

(A)

replace the Defective Products at GSK’s sole cost and expense and as soon as reasonably possible (provided that the original Defective Product has been paid for by Purchaser) (which replacement may, in respect of Commercial API, comprise the same batch(es) of Commercial API following the reprocessing of that Commercial API at GSK’s sole cost); or

(B)	refund to the Purchaser the Price paid for such Defective Products [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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In addition, GSK shall, at its option, either collect at its own expense the Defective Products from the Purchaser or reimburse the Purchaser for any reasonable costs incurred in its disposal of the Defective Products. Subject to Clause 29 (Indemnities) and Clause 30 (Liability), the remedy set forth in this Clause 16.4, together with any additional remedy set forth in Clauses 16.7 (if applicable) and 21.3 (if applicable), shall be the Purchaser’s sole and complete remedy under this Agreement with respect to any Defective Products properly rejected by the Purchaser in accordance with Clause 16.2.

16.5

In respect of Commercial API, if GSK is able to reprocess that Commercial API within [***] of the date on which the Parties agree, or the Independent Expert finds, that such Commercial API is Defective, GSK shall have the right to undertake such reprocessing (and the Purchaser shall not make any contrary election pursuant to Clause 16.4).

16.6	If any rejected Products are found by the Independent Expert not to be Defective, the Purchaser shall pay for such Products in accordance with the payment provisions set forth in this Agreement.

16.7	For the avoidance of doubt, if any Commercial Product is finally determined to be Defective, then, to the extent that the applicable Defect is determined to [***], then [***].

17.	PRODUCT LICENCE

17.1

The Purchaser shall (or shall procure that its Affiliate shall), at its own expense, obtain and maintain all Product Licences in the Territory which may from time to time be required by any Regulatory Authority or other Governmental Entity. The Purchaser shall be responsible for responding to all requests for information related to such Product Licences made by, and for making all legally required filings relating to such Product Licences with, any Regulatory Authority or other Governmental Entity having jurisdiction to make such requests or require such filings.

17.2

Without prejudice to the Purchaser’s obligations under Clause 17.1, if any Product Licence relating directly to any of the Products is suspended or revoked after the Effective Date, the Purchaser shall promptly notify GSK (and, if applicable, each of the Nominated Manufacturer and the Nominated Supplier) of the event and shall promptly inform GSK of the anticipated impact on the Purchaser’s purchases of the affected Product and the Purchaser’s general intentions with respect to the affected Product.

18.	PRODUCT SPECIFICATIONS

18.1

Subject to the provisions of Clause 2 (GSK’s Obligations) and unless otherwise required to do so by a Governmental Entity, GSK shall not without the prior written consent of the Purchaser, make any change to the Specifications that might reasonably be expected to impact the Product Licence.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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18.2

Each application by GSK for any consent pursuant to Clause 18.1 shall be submitted in writing and assessed by the Purchaser in accordance with the Technical Change Procedure. Any agreed change made under this Clause 18.2 shall be implemented at GSK’s cost.

18.3

The Purchaser shall bear the costs of any change to the Specifications or the Manufacturing process required by Applicable Law or a Governmental Entity (including the cost of any write-off in accordance with Clause 19 (Write Offs) and/or any related development work in accordance with Clause 3 (Development Services)). Notwithstanding the foregoing, if a required change to the Specifications or any Manufacturing process is such that GSK cannot reasonably implement the change without significant interference with its other operations at the Manufacturing Site, the provisions of Clause 32.2 shall apply.

18.4

Prior to implementation of any change referred to in this Clause 18 (Product Specifications), the Parties shall agree on a procedure to ensure that the change is approved by the relevant Governmental Entity, and that GSK is given a reasonable period of time to implement any changes which such Governmental Entity may approve.

18.5

All Products Delivered hereunder will be suitably packed for shipment by GSK in accordance with the terms of this Agreement, the Quality Agreement and Applicable Law. Without limiting the foregoing, each Product delivered hereunder will be shipped packaged in containers in accordance with the applicable Specifications or as otherwise agreed by the Parties in writing. Each such container will be individually labeled with a description of its contents, including the manufacturer lot number, quantity of Product, date of Manufacture, required storage conditions and expiration date.

19.	WRITE OFFS

19.1	Where:

(A)	the Purchaser submits a purchase order for a quantity of Product other than the MOQ (or the MOQ plus one or more IOQs) and GSK agrees to Deliver such quantity;

(B)

any changes to the Manufacture of the Products and/or Specification are implemented pursuant to a request of any Regulatory Authority or pursuant to Applicable Law; provided that the foregoing shall be limited to Product deliverable [***];

(C)	GSK or the Nominated Manufacturer agrees to any changes requested by the Purchaser in accordance with this Agreement; or

(D)

solely in relation to long-lead time Materials and safety stock of Materials held pursuant to Clause 7.5, the quantity requirement for a Product shown for any month in any Forecast Schedule varies from the quantity requirements forecast for that month in any previous Forecast Schedule, [***], the provisions of Clause 19.2 shall apply.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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19.2	Where this Clause 19.2 applies, the Purchaser shall reimburse to GSK or the Nominated Manufacturer the cost of write-off (calculated in accordance with IFRS) of:

(A)

Materials reasonably purchased or ordered by GSK or the Nominated Manufacturer in view of quantities indicated in any Forecast Schedule and the terms agreed with the supplier of such Materials, including any applicable minimum order quantity and/or lead times (which may exceed the Firm Zone);

(B)	Purchaser Materials reasonably purchased or ordered by GSK or the Nominated Manufacturer in view of quantities indicated in any Forecast Schedule;

(C)	safety stock quantities of Materials as required pursuant to Clause 7.5; and

(D)	work-in-progress and/or Products Manufactured in light of the quantity requirements shown in the Forecast Schedule (taking due account of the applicable Lead Time),

to the extent that such Materials, Purchaser Materials, work-in-progress and/or Products will not be used:

(i)	in the Manufacture of Products to meet Firm Orders (or in the case of certain Materials with long lead times and/or safety stock of Materials held pursuant to Clause 7.5, prior to the Firm Zone); or

(ii)

in the case of Materials not used by GSK or the Nominated Manufacturer at the Manufacturing Site exclusively in the Manufacture of Products, in the manufacture at the relevant Manufacturing Site of other products for GSK, its Affiliates or Third Parties, in each case within the shelf-life of such Materials, Purchaser Materials, work-in-progress or Products, whether as a result of expiry of the Term, termination of this Agreement or otherwise. GSK shall provide the Purchaser with the cost of long-lead time Materials and the associated lead times provided by GSK’s supplier. Each of GSK and the Nominated Manufacturer at the Manufacturing Site will use Commercially Reasonable Efforts to use Materials that are not used exclusively in the Manufacture of Products in the manufacture at the relevant Manufacturing Site of other products for GSK, its Affiliates or Third Parties. To the extent that neither GSK nor the Nominated Manufacturer at the Manufacturing Site will be able to use Materials that are not used exclusively in the Manufacture of Products, then, at the election of Purchaser, GSK will (in connection with the write off of such Materials pursuant to this Clause 19.2) allow the Purchaser to collect any such Materials or ship any such Materials to Purchaser (in each case, at Purchaser’s cost).

19.3

For the avoidance of doubt, it is acknowledged that Purchaser Materials are held by GSK or the Nominated Manufacturer on a [***] and, accordingly, the cost to GSK or the Nominated Manufacturer of writing off Purchaser Materials will not exceed the cost (if any) incurred by GSK of the Nominated Manufacturer in destroying or otherwise disposing of such Purchaser Materials or in storing such Purchaser Materials pending collection by, or shipment to, the Purchaser (or its designee) from the Manufacturing Site.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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20.	REGULATORY COMPLIANCE

20.1	GSK or the Nominated Manufacturer shall:

(A)

provide to the Purchaser all such documents and information available to GSK or the Nominated Manufacturer as may be required by a Regulatory Authority from the Purchaser with respect to the Manufacture of the Product; and

(B)	allow such inspections of the Manufacturing Site as may be requested by such Regulatory Authority.

GSK shall notify the Purchaser in writing of the findings of such inspections insofar as they affect the Products or their Manufacture.

20.2

Prior to any Commercial API or Commercial Products being Delivered to Purchaser (including, for clarity, making such Product available for pick-up by the Purchaser (or its designee)), GSK (or the Nominated Manufacturer) shall:

(A)	perform batch investigations (if applicable); and

(B)	following the testing of such Commercial API or Commercial Products, a review of the relevant batch documentation and confirmation of compliance with cGMP:

(i)	issue a Manufacturer’s Batch Certificate; and

(ii)	perform the technical release of the Product for Delivery to the Purchaser and issue a Certificate of Analysis.

20.3

Each Party shall maintain in accordance with and for the period required under cGMP and Applicable Law all such records relating to the Manufacture and distribution of the Products as it may be required to hold under such Applicable Law.

21.	PRODUCT EVENTS

21.1

Any and all complaints of which GSK becomes aware relating to the quality or efficacy any Product shall promptly be forwarded to the Purchaser’s senior quality officer or that person’s designee. The Purchaser shall promptly inform GSK and/or the Nominated Manufacturer of any and all complaints that the Purchaser receives which may relate to manufacturing or other processes at the Manufacturing Site. Notification shall be given by telephone, with a written confirmation immediately following.

21.2

In the event that a Regulatory Authority requires, or the Purchaser decides to initiate, a recall, withdrawal or field correction (each, a “Product Event”) with respect to any Product Manufactured and supplied under this Agreement, the Purchaser shall immediately notify GSK and each Party shall fully cooperate with the other Party to implement the same.

21.3	If (and only if and to the extent that) the Product Event is:

(A)	required by Applicable Law or customary industry practice; and

(B)	necessitated by a failure on the part of GSK to comply with all its obligations under this Agreement,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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GSK shall, in addition to any obligations set forth in the Quality Agreement:

(i)	replace the Product recalled; or

(ii)	(at the Purchaser’s election or where it is not reasonably practicable for GSK to replace the Product) refund the Purchaser for the recalled Product; and

(iii)	within [***] of receipt of an invoice for the same, reimburse the Purchaser for its reasonable out of pocket expenses incurred in carrying out the Product Event, provided that:

(a)	such expenses are evidenced in writing; and

(b)

GSK shall not be liable for any costs or expenses arising to the extent of attributable to the acts or omissions of the Purchaser, its Affiliates or its or their distributors, wholesalers or other customers.

Subject to Clause 29 (Indemnities) and Clause 30 (Liability), the remedy set forth in this Clause 21.3 shall be the Purchaser’s sole and complete remedy under this Agreement with respect to any Product Event.

21.4

Subject to Clause 21.3, all costs relating to a Product Event shall be [***]. The Purchaser shall reimburse to GSK all costs and expenses incurred by GSK and its Affiliates in respect of a Product Event within [***] of receipt of an invoice for the same.

21.5

In the event of a dispute between the Parties in relation to the allocation of costs between the Parties in relation to a Product Event in accordance with this Clause 21 (Product Events), the matter shall be determined by an Independent Expert and the decision of the Independent Expert shall be final and binding on the Parties. The Independent Expert shall act as an expert and not as an arbitrator and (unless the Independent Expert otherwise determines) its fees shall be borne between the Parties in the same proportion as the costs of the Product Event are allocated between them by the Independent Expert.

21.6	For the avoidance of doubt, any Toll Materials used in the Manufacture of such Commercial Product [***] shall be taken into account in determining [***] in respect of the relevant Reporting Year.

22.	PHARMACOVIGILANCE

22.1

If a Party becomes aware of any action that may be or will be taken or required by any Regulatory Authority for safety reasons connected with any product containing the same active substance as the Product, it shall immediately, and in any event not later than [***] after so becoming aware, notify the other Party’s senior quality officer in writing and provide all available relevant details.

22.2

Without prejudice to Clause 22.1, GSK shall notify the Purchaser promptly following its receipt of information of a possible Adverse Event with respect to any Product. To the extent an Adverse Event of which the Purchaser becomes aware may relate to manufacturing or other processes at the Manufacturing Site, the Purchaser shall inform GSK of such Adverse Event and shall disclose to GSK any information it has regarding that Adverse Event.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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22.3

Upon receipt of notification of a Product complaint and/or Adverse Event in respect of any of the Products, GSK will conduct an internal investigation to determine the validity of such complaint. The findings of such investigation shall be reported in writing to the Purchaser within three (3) Business Days of such finding, or such other time as may be set forth in the Quality Agreement.

23.	CONFIDENTIALITY

23.1

All Confidential Information disclosed by a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) shall be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the Receiving Party, and shall not otherwise be disclosed by the Receiving Party to any other Person, firm or agency, governmental or private (other than a Party’s Affiliates), without the prior written consent of the Disclosing Party.

23.2

The Receiving Party may disclose Confidential Information to (a) its Affiliates, directors, officers, employees, consultants, attorneys, vendors, suppliers, contractors, collaborators and advisors (“Personnel”) who have a need to know for the Development, Manufacture, and Commercialisation of Products in accordance with this Agreement, prosecution and maintenance of any Patent or to enforce or exercise rights under this Agreement, including in connection with Regulatory Approval Applications and obtaining Regulatory Approvals or (b) to actual or potential investors, acquirers, permitted licensees/sublicensees and other financial or commercial partners who need to know such Confidential Information in connection with their evaluating or carrying out an actual or potential investment, acquisition, collaboration, public offering, merger or other similar transaction, in each case relating to the Transferred Assets (“Authorised Third Parties”), provided that each of GSK and the Purchaser shall:

(A)

procure that its Personnel and Authorised Third Parties shall be bound by confidentiality obligations at least as strict as this Clause 23 (Confidentiality) (except, in respect of Confidential Information that is not Know-How or Intellectual Property, to the extent that a shorter confidentiality period is customary in the industry); and

(B)	each remain liable for the compliance of its Personnel or Authorised Third Parties with the obligations of confidentiality set out in this Clause 23 (Confidentiality).

23.3	The obligations of confidentiality set forth in Clauses 23.1 and 23.2 shall not extend to any information which (as evidenced by competent documentation):

(A)	was known or used by the Receiving Party prior to its date of disclosure to the Receiving Party;

(B)

either before or after the date of the disclosure to the Receiving Party, is lawfully disclosed to the Receiving Party by sources (other than the Disclosing Party) not known by the Receiving Party to be subject to a duty of confidentiality to the Disclosing Party with respect to such Confidential Information;

(C)

either before or after the date of the disclosure to the Receiving Party, becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party or its Affiliates; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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(D)	is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.

23.4	Subject to Clause 23.3, the obligations of confidentiality set forth in Clauses 23.1 and 23.2 shall expire

(A)	in respect of Confidential Information that is Know-How or Intellectual Property, when such Know-How or Intellectual Property ceases to be confidential; and

(B)	in respect of other Confidential Information, [***] after the expiry or termination of this Agreement.

23.5

Clauses 23.1 and 23.2 shall not preclude the Receiving Party from disclosing Confidential Information to the extent the Receiving Party reasonably concludes, after consultation with counsel, that the disclosure of such Confidential Information is necessary (a) to comply with Applicable Laws or any Order, including complying with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations of the U.K. Financial Conduct Authority or other applicable securities laws, (b) to defend or prosecute litigation or to comply with governmental regulations, (c) in connection with the filing of documentation in order to obtain or maintain Regulatory Approvals or (d) in connection with any filing with a Governmental Entity with respect to a Patent; provided that, unless prohibited by Applicable Laws or any Order, the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

23.6

Subject to Clauses 23.3, and save to the extent necessary to comply with any continuing obligations under this Agreement or Applicable Law, the Receiving Party shall, upon expiry or termination of this Agreement and at the other Party’s request, return or destroy all of the Disclosing Party’s Confidential Information which it has in its possession or under its control, provided that:

(A)	the Receiving Party may retain one confidential copy in the Receiving Party’s confidential files solely for purposes of monitoring compliance with the terms of this Clause 23 (Confidentiality); and

(B)

nothing in this Clause 23.6 shall require the Receiving Party or its Personnel to delete or otherwise destroy any copies of the Disclosing Party’s Confidential Information that is stored in electronic form in back-up archives of its information technology systems that are not accessible to such Personnel in the ordinary course of business.

23.7	For clarity, the provisions of this Clause 23 (Confidentiality) shall not prejudice the rights or obligations of either Party (or their respective Affiliates) under the Purchase Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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24.	FORCE MAJEURE

24.1

If any Force Majeure Event occurs in relation to either Party which affects or may affect the performance of any of its obligations under this Agreement, it shall notify the other Party as soon as practicable as to the nature and extent of the circumstances in question.

24.2

The Affected Party shall not be deemed to be in breach of this Agreement, and shall not otherwise be liable to the other Party, by reason of any delay in performance, or the non-performance of any of its obligations under this Agreement, to the extent that the delay or non-performance is due to any Force Majeure Event, and the time for performance of that obligation shall be extended accordingly.

24.3

If the performance by the Affected Party of any of its obligations under this Agreement is prevented or delayed by a Force Majeure Event for a continuous period in excess of [***], the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable in the circumstances.

24.4

If the Affected Party is prevented or delayed from performance of any of its obligations under this Agreement by a Force Majeure Event for [***] or more, the other Party shall in its discretion have the right to terminate this Agreement with immediate effect by giving written notice to the Affected Party.

25.	CAPACITY CONSTRAINTS

25.1	If GSK or the Nominated Manufacturer is unable to Manufacture the quantities of Products forecasted or ordered by the Purchaser due to:

(A)	shortages of Materials that are used both in the Manufacture of Products and in the manufacture of products for the GSK Group or its Third Party customers; or

(B)	constraints on the capacity at:

(i)	the Manufacturing Site; or

(ii)	any manufacturing site operated by the GSK Group at which any Materials are manufactured,

(the “Affected Site”), in each case including as a result of any repair or remediation being required in respect of the Affected Site or any equipment at the Affected Site that is used in the Manufacture of Products or Materials (as applicable), and provided that such capacity constraints are outside of the reasonable control of GSK or any of its Affiliates, then, without prejudice to Clause 24 (Force Majeure), Clauses 25.2 and 25.3 shall apply.

25.2

In the circumstances contemplated by Clause 25.1, GSK shall (or shall procure that its Affiliate shall), subject to Clause 25.5, allocate the available Materials, or available capacity at the Affected Site, between:

(A)	the Products;

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(B)	products manufactured by the GSK Group for Commercialisation by the GSK Group that rely on the same Materials or Affected Site; and

(C)	products manufactured by the GSK Group for Commercialisation by its Third Party customers that rely on the same Materials or Affected Site,

(collectively, the “Affected Products”) in a fair and reasonable manner as if all Affected Products were to be Commercialised by and for the sole benefit of the GSK Group, taking account of all relevant factors, including the indications of each Affected Product, the risk and likely duration of any stock out of each Affected Product, the availability in the relevant jurisdiction of alternatives to each Affected Product and whether or not each Affected Product is medically critical (the “Allocation”).

25.3	In the circumstances contemplated by Clause 25.1:

(A)	the Purchaser shall, on request, provide GSK or its Affiliate with such information as GSK or its Affiliate may reasonably require in order to determine the Allocation in accordance with Clause 25.2;

(B)

notwithstanding anything to the contrary in Clause 10 (Product Forecasts and Orders), each Firm Order shall be deemed to be revised (as to quantities of Products and/or Delivery dates, as applicable) to the extent necessary to accord with the Allocation (and the Purchaser shall be deemed to agree with such revision); and

(C)	for the purposes of Clause 11 (Delivery of Product), the due date for Delivery in respect of any Firm Order shall reflect any revision to the such Firm Order made pursuant to this Clause 25.3.

25.4

Following any Allocation, the Parties shall, at the Purchaser’s request, co-operate in good faith (each acting reasonably) to devise a plan for the re-supply of Products in greater quantities than contemplated by the then-current Forecast Schedule once the circumstances giving rise to the Allocation cease to apply (and, notwithstanding anything to the contrary in Clause 10 (Product Forecasts and Orders), future Forecast Schedules may be revised to accord with such agreed plan).

25.5

Any Materials for which the Purchaser is paying any Safety Stock Fee under this Agreement shall (notwithstanding any overall shortages of such Materials and any Allocation that is or would otherwise be implemented in accordance with this Clause 25 (Capacity Constraints)) be used solely in the Manufacture of Products under this Agreement. For the avoidance of doubt, no Toll Materials in GSK’s possession may be used by GSK for any purposes other than the Manufacture of Commercial Products.

26.	AUDIT AND INSPECTION RIGHTS

26.1	The Parties acknowledge and agree that, in accordance with Applicable Law, [***].

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26.2

Notwithstanding Clause 26.1, the Purchaser may [***] in relation to the Third Party and Third Party facility from which a Shared Source Material is obtained for use in the Manufacture of Products. Clause 26.5(B) shall apply to Shared Source Materials in respect of which the Purchaser does so elect (each, a “Delegated Shared Source Material”).

26.3	[***]

26.4	For the avoidance of doubt, Materials that are, at any time during the Term:

(A)	Unique Source Materials may:

(i)	become Shared Source Materials if the GSK Group begins purchasing from the relevant Third Party and Third Party facility materials for purposes other than the Manufacture of Products; and/or

(ii)	be deemed to be Shared Source Materials for the purposes of this Agreement if (and for so long as) the GSK Group is [***];

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(B)	Shared Source Materials may become Unique Source Materials if:

(i)	the GSK Group ceases purchasing from the relevant Third Party and Third Party facility materials for purposes other than the Manufacture of Products; and/or

(ii)	such Materials have been deemed to be Shared Source Materials for the purposes of this Agreement pursuant to Clause 26.4(A)(ii) and the GSK Group subsequently [***];

(C)

Delegated Shared Source Materials may become Non-Delegated Shared Source Materials if the Purchaser notifies GSK in writing that it will (from a date to be specified in such notice) no longer [***]; and

(D)	Non-Delegated Shared Source Materials may become Delegated Shared Source Materials if the Purchaser notifies GSK in writing that it will (from a date to be specified in such notice) [***].

26.5	Subject to Clauses 26.6 to 26.8, the Purchaser shall have the right, not more than [***] (other than “for cause” audits), to audit and inspect:

(A)	those parts of the Manufacturing Site and related plant and machinery used for the Manufacture of Products for the Purchaser under this Agreement; and

(B)	(i) [***]

(ii)	[***],

provided that:

(a)	[***]; and

(b)	[***].

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26.6

The Purchaser shall give GSK and/or the Nominated Manufacturer not less than [***] prior written notice of any inspection proposed to be undertaken pursuant to Clause 26.5, and each such inspection shall occur during Working Hours at the Manufacturing Site, provided that in the event of any “for cause” audit for which Applicable Law requires a shorter notice period, in which case the Purchaser shall provide GSK with as much notice as possible consistent with Applicable Law.

26.7

The Purchaser’s audit and inspection rights under this Clause 26 (Audit and Inspection Rights) shall not extend to any parts of the Manufacturing Site, or any documents, records or other information, which do not relate to the Manufacture of Products for the Purchaser under this Agreement. GSK shall be entitled to redact information relating to any other product, materials, plant, equipment or premises from any documentation made available to the Purchaser pursuant to this Clause 26 (Audit and Inspection Rights).

26.8	The Purchaser’s audit shall be conducted by one team only and shall not last more than [***].

26.9	The Purchaser shall:

(A)	within [***] of the date of this Agreement, provide GSK with a written summary of [***]; and

(B)	[***].

26.10	Subject to any obligations of confidentiality the Purchaser may have to a Third Party supplier of [***], the Purchaser shall provide GSK with a report of any [***], provided that:

(A)	[***]; and

(B)	[***].

27.	RELATIONSHIP MANAGEMENT

27.1	The Parties shall as soon as reasonably practicable after the Effective Date each appoint a relationship manager with responsibility for managing the implementation of technical aspects

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of Manufacture and supply of Products and other issues related to this Agreement (a “Relationship Manager”). The Relationship Manager will be responsible for dealing with all day-to-day operational matters relevant to this Agreement and shall be empowered to designate functional team managers from its Party (including a supply manager) to oversee specific aspects of the Parties activities hereunder. Unless otherwise agreed between the Parties, the Relationship Manager and other appropriate representatives from each Party shall endeavour to meet no less than once every Calendar Quarter to discuss the forecasts delivered by Purchaser pursuant to this Agreement and other matters relevant to the Manufacture and supply of Products under this Agreement. The Purchaser shall provide to GSK at such meetings all readily available and appropriate data (in Purchasers sole discretion) relating to the Products or the Purchaser’s prospective demands and trends for the Products.

27.2

The Relationship Managers shall convene a joint steering team including other representatives of the Parties (such as technical or quality personnel) by invitation for each meeting (the “Joint Steering Team”). The Joint Steering Team shall meet once a month and be co-chaired by the Relationship Managers for the purposes of planning the technical and commercial implementation of this Agreement, including but not limited to:

(A)	agreeing the Scope of Works for Development Services and reviewing the progress of Development Services;

(B)	reviewing the progress of capital expenditure projects under the CapEx Letter Agreement and this Agreement;

(C)	reviewing the progress of the Commencement Conditions and agreeing when such conditions are satisfied;

(D)	reviewing and agreeing the proposed timelines for submission of the first Regulatory Approval Application and Manufacturing Site readiness;

(E)	reviewing any ongoing technical transfer activities;

(F)	setting up appropriate supply and demand planning for Manufacture once the Commencement Conditions have been met;

(G)	agree the Expected Losses; and

(H)	reviewing proposals for New Product SKUs and any associated Development Services.

28.	WARRANTIES

28.1	GSK warrants that:

(A)	it has full capacity and authority to enter into this Agreement and to perform its obligations under this Agreement;

(B)	it has the title and/or right to grant the Purchaser the right to use the GSK System IP in accordance with the terms of this Agreement;

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(C)	the use of GSK Background IP in the performance of the Development Services does not infringe the Intellectual Property of any Third Party; and

(D)	during the Term of this Agreement,

(i)	the Products will be Manufactured in accordance with cGMP and Applicable Laws and will on Delivery comply with the Specifications;

(ii)	GSK shall at all times maintain necessary licences, certifications and approvals for the Manufacturing of the Commercial API and, Commercial Products at the Manufacturing Site; and

(iii)	GSK shall maintain the Manufacturing Site and its records and personnel in accordance with cGMP.

28.2	The Purchaser warrants that:

(A)	it has full capacity and authority to enter into this Agreement and to perform its obligations under this Agreement;

(B)	it has the title and/or right to grant GSK the right to use the Purchaser Intellectual Property in accordance with the terms of this Agreement;

(C)

the use by GSK or the Nominated Manufacturer of the Purchaser Intellectual Property for the purposes of this Agreement will not infringe the Intellectual Property of any Third Party; provided that the Purchaser makes no representation regarding the Transferred IP;

(D)	it holds (and will throughout the Term continue to hold) all necessary Consents to perform its obligations as contemplated by this Agreement and:

(i)	it has paid (and will throughout the Term continue to pay) all fees due in relation to such Consents;

(ii)

it is not (and will not during the Term be) in breach of any conditions under any such Consents where such breach would be likely to have an adverse effect on the Purchaser’s ability to perform its obligations under this Agreement; and

(E)	during the Term of this Agreement, it will perform its obligations under this Agreement in compliance with Applicable Laws.

28.3

Except as expressly stated in this Agreement, all warranties, representations and conditions whether express or implied by statute, common law or otherwise (including, without limitation, any implied warranties of quality or fitness for purpose) are excluded to the extent permitted by Applicable Law.

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29.	INDEMNITIES

29.1

Subject to Clause 30 (Liability), GSK shall indemnify the Purchaser, the Purchaser’s Affiliates and its or their respective employees, officers and directors (each a “Purchaser Indemnitee”), and keep them indemnified, on demand, from and against any and all Losses that any of them may suffer or incur arising out of or in connection with any Third Party Claim for any:

(A)	personal injury, illness or death; or

(B)	damage to Third Party property,

arising	as a direct result of a breach of GSK’s warranty at Clause 28.1(D).

29.2

Subject to Clause 30 (Liability), the Purchaser shall indemnify GSK, GSK’s Affiliates and its or their respective employees, officers and directors (each a “GSK Indemnitee”), and keep them indemnified, on demand, from and against any and all Losses that any of them may suffer or incur arising out of or in connection with any Third Party Claim for any:

(A)	personal injury, illness or death; or

(B)	damage to Third Party property,

arising from the use, storage, or Development of Products by the Purchaser, its Affiliates, agents or sub-licensees. This indemnity shall not apply to the extent that a claim under it results from GSK’s failure to Manufacture and/or supply Products in accordance with this Agreement.

29.3

Subject to Clause 30 (Liability), the Purchaser shall indemnify the GSK Indemnitees, and keep them indemnified, on demand, from and against any and all Losses that any of them may suffer or incur arising out of or in connection with any Third Party Claim that any use of the Purchaser Intellectual Property infringes the Intellectual Property of a Third Party (other than with respect to Transferred IP).

29.4	The procedure for claiming under any indemnity under this Agreement shall be as follows:

(A)

if any Person (the “Indemnified Party”) receives a claim or demand in respect of a matter which is the subject of an indemnity in its favour under this Agreement (a “Claim”) it shall give promptly the Party obliged to indemnify it (the “Indemnifying Party”) a notice describing in reasonable detail the facts giving rise to the claim for indemnification hereunder, (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement upon which such claim is based;

(B)

the Indemnifying Party shall have the sole and absolute right to undertake the defence, negotiation, or settlement of any such Claim with legal counsel of its choice. The Indemnified Party shall cooperate in such defence, negotiation, or settlement and, at its expense, shall make available all records, materials and witnesses reasonably requested by the Indemnifying Party in connection with such Claim; and

(C)	if the Indemnifying Party assumes the defence of a Claim:

(i)	the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defence of such Claim;

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(ii)

the Indemnifying Party shall keep the Indemnified Party informed of, and shall from time to time consult with the Indemnified Party regarding the status of, any Proceedings and shall provide to the Indemnified Party copies of all documents filed in, and written communications relating to, any such Proceedings, provided that the Indemnifying Party shall not be obliged to do anything that it has been advised by external counsel would amount to a waiver of legal privilege in any information;

(iii)

the Indemnifying Party shall obtain the written consent of the Indemnified Party (such consent not to be unreasonably withheld) prior to ceasing to defend, settling or otherwise disposing of any Claim if, as a result thereof, the Indemnified Party:

(a)	would become subject to injunctive or other equitable relief; or

(b)

may reasonably object to such disposition of such Claim based on a material adverse effect on the Indemnified Party (including any anticipated adverse effect on the Indemnified Party’s goodwill or reputation); and

(iv)	the Indemnifying Party shall not be liable for any Claim settled by the Indemnified Party without its consent.

29.5

For clarity, the provisions of this Clause 29 (Indemnities) shall not prejudice the rights or obligations of either Party (or their respective Affiliates) under the Purchase Agreement, provided that no Party (together with its Affiliates) shall be entitled to recover any sum by way of damages or other compensation under this Agreement in respect of Losses for which it has been compensated under the Purchase Agreement (and vice versa).

30.	LIABILITY

30.1

Notwithstanding any other provision of this Agreement, nothing in this Agreement shall exclude or limit either Party’s liability to the extent the same may not be excluded or limited as a matter of law, including (to such extent) liability for [***].

30.2

Subject to Clause 30.1, neither Party shall be liable to the other under or in relation to this Agreement (including, for the avoidance of doubt, under or in relation to any indemnity given in this Agreement), whether arising in contract, tort, negligence, breach of statutory duty or otherwise, for any:

(A)	loss of profits;

(B)	loss of revenue;

(C)	loss of savings or anticipated savings;

(D)	loss of business or business opportunities;

(E)	loss of or damage to goodwill;

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(F)	any indirect or consequential loss or damage; or

(G)	any punitive or exemplary damages,

in each case, whether or not the possibility of such loss or damage could have been reasonably foreseen and whether or not actually contemplated by the Parties.

30.3

Subject to Clauses 30.1, 30.2 and 30.4, GSK’s total liability in respect of this Agreement (including, for the avoidance of doubt, under or in relation to any indemnity given in this Agreement), whether arising in contract, tort, negligence, breach of statutory duty or otherwise, shall be limited:

(A)	subject to Clause 30.3(B), in any Calendar Year, to [***] of sales, at the Price, of Products supplied to the Purchaser under this Agreement during that Calendar Year; and

(B)

in aggregate over the Term of this Agreement to [***] of sales, at the Price, of Products supplied to the Purchaser under this Agreement during the Term, provided that, such limitation on GSK’s total liability shall not apply if GSK’s liability arises from [***].

30.4

Subject to Clause 30.1, GSK shall further not be liable for any Losses suffered or incurred by Purchaser, Purchaser’s Affiliates or any of its or their respective employees, officers or directors, to the extent that such Losses arise from:

(A)

the use by GSK and/or the Nominated Manufacturer of the Purchaser Intellectual Property for the purposes of this Agreement (without prejudice to any liability that GSK or its Affiliate may have under the Purchase Agreement in respect of Transferred IP);

(B)

the implementation of, and compliance with, Specifications and Manufacturing instructions provided by the Purchaser to GSK (provided that GSK has complied with such Specifications and Manufacturing instructions);

(C)	any failure by the Purchaser to comply with its obligations under this Agreement;

(D)	any Commercialisation of the Product;

(E)	any other use of the Products outside of the Territory;

(F)	the late Delivery of any Products to the extent that such late Delivery was due to any failure by the Purchaser to comply with this Agreement; or

(G)	the negligence or wilful misconduct of the Purchaser or its Personnel.

31.	TECHNOLOGY TRANSFER

31.1	If:

(A)	Clause 31.2 applies; or

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(B)	Clause 31.3 applies; or

(C)	Clause 32.3 applies where Purchaser is the Terminating Party; or

(D)	Clause 32.5 applies; or

(E)	Clause 32.6(B) applies; or

(F)	Clause 37.2(ii) applies;

GSK shall, subject to Clause 31.5, facilitate a one-time technology transfer to the Purchaser (or Purchaser’s designee) (the “Technology Transfer”). The Parties shall use Commercially Reasonable Efforts to create a technology transfer plan relating to the Technology Transfer (the “Technology Transfer Plan”). The Technology Transfer Plan shall relate solely to the production process employed by GSK in the Manufacture of the Products and (unless initiated pursuant to Clause 31.2) shall be developed based on the expected date of expiry or termination of this Agreement and the availability of GSK Personnel and resources to support such transfer. Purchaser and GSK shall cooperate to ensure that supporting such Technology Transfer pursuant to the Technology Transfer Plan does not place an undue burden on GSK personnel and other resources. GSK shall transfer (subject to the terms of the licences granted in the Purchase Agreement) applicable records, documentation, GSK Know-How and GSK Intellectual Property in accordance with the Technology Transfer Plan and the timelines, formats, and other guidelines set forth therein. Except for a Technology Transfer pursuant to Clause 31.1(C), 31.1(D), 31.1(E) or 31.1(F), the Purchaser shall reimburse GSK for such Technology Transfer support services [***]. The Purchaser will reimburse GSK for such services pursuant to Clause 13 (Invoice and Payment). If there is (i) an ongoing Technology Transfer at the time of expiration or termination of the Agreement or (ii) this Agreement is terminated by the Purchaser pursuant to Clause 32.3(A) or Clause 37.2, the Technology Transfer Plan will survive for [***] from such termination or expiration date. For clarity, the Purchaser shall not be required to reimburse GSK for any Technology Transfer support services, or direct costs or expenses associated with such Technology Transfer, if such Technology Transfer has been initiated by the Purchaser pursuant to Clause 31.1(C), 31.1(D), 31.1(E) or 31.1(F).

31.2

Subject to Clause 4.1 and without prejudice to Clause 2.3, the Purchaser may utilize one or more Third Parties to act as second source(s) of manufacture for Products (each, a “Second Source”). The Purchaser may elect to implement a Technology Transfer to a Second Source pursuant to Clause 31.1(A) at any time by notice in writing to GSK.

31.3	The Purchaser may elect to implement a Technology Transfer pursuant to Clause 31.1(B) in the event of:

(A)	a material or repeated failure on the part of GSK to meet, or notification by GSK that it will be unable to meet, any Firm Order for Commercial Product or Commercial API; or

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(B)	a material or repeated failure on the part of GSK to Manufacture Commercial Product or Commercial API in accordance with cGMP or the applicable Specifications, provided that (in each case) such failure is not due to any act or omission of Purchaser.

31.4

Following a Technology Transfer undertaken pursuant to Clause 31.1(B) or Clause 31.1(C) (but not a Technology Transfer undertaken pursuant to Clause 31.1(A) or Clause 31.1(D)), Purchaser shall be relieved of its obligations under Clause 4.1 to purchase certain requirements for Products from GSK, as set out therein.

31.5

For the avoidance of doubt, GSK shall not be required to support more than one Technology Transfer in respect of Commercial API and one Technology Transfer in respect of Commercial Products, such that:

(A)

the recipient Third Party and/or manufacturing site of a Technology Transfer in respect of Commercial API may be a different from the recipient Third Party and/or manufacturing site of a Technology Transfer in respect of Commercial Products;

(B)

if any Technology Transfer has been initiated in respect of Commercial API pursuant to a provision of Clause 31.1, no additional Technology Transfer in respect of Commercial API may subsequently be initiated or required pursuant to the same or any other provision of Clause 31.1 (but this is without prejudice to the Purchaser’s rights to implement a Technology Transfer in respect of Commercial Products pursuant to any provision of Clause 31.1); and

(C)

if any such Technology Transfer has been initiated in respect of Commercial Products pursuant to a provision of Clause 31.1, no additional Technology Transfer in respect of Commercial Products may subsequently be initiated or required pursuant to the same or any other provision of Clause 31.1 (but this is without prejudice to the Purchaser’s rights to implement a Technology Transfer in respect of Commercial API pursuant to any provision of Clause 31.1).

32.	TERM AND TERMINATION

32.1

This Agreement shall come into force on the Effective Date and, unless terminated earlier in accordance with the provisions of this Agreement, shall continue in force for a period of [***] from the Commencement Date (the “Initial Term”). The term of this Agreement may be extended by mutual agreement of the Parties (each a “Renewal Term”, and collectively with the Initial Term, the “Term”).

32.2

GSK shall have the right to terminate this Agreement: without prejudice to the provisions of Clause 3 (Development Services), on [***] notice in writing to the Purchaser if GSK cannot reasonably implement a required change to the Specifications or any Manufacturing process without significant interference to its other operations at the Manufacturing Site or capital expenditure following a period of no less than [***] of consultation with Purchaser regarding the foregoing changes and potential solutions for the implementation thereof.

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32.3	Without prejudice to its other rights and remedies, either Party (the “Terminating Party”) may, by written notice to the other Party (the “Defaulting Party”), terminate this Agreement immediately if:

(A)

the Defaulting Party commits a material breach of this Agreement and, where such breach is capable of remedy, fails to remedy the same within [***] after receipt of a written notice from the Terminating Party giving particulars of the breach and requiring it to be remedied; or

(B)	an Insolvency Event or an Insolvency Proceeding occurs (save as part of a bona fide reorganisation not involving insolvency) in respect of the Defaulting Party or its ultimate parent.

32.4	This Agreement may be terminated at any time by the mutual written consent of the Parties.

32.5

GSK may terminate this Agreement in whole or in part at any time on giving not less than [***] written notice to the Purchaser if the GSK Group proposes to close the Manufacturing Site; provided that upon such notice of termination, Purchaser may elect to initiate a Technology Transfer pursuant to Clause 31.1(D).

32.6	Either Party may terminate this Agreement in respect of a Product immediately upon written notice to the other Party if any Regulatory Authority reaches a final determination that:

(A)	such Product is not safe for use in humans; or

(B)	the relevant Manufacturing Site’s cGMP certification shall be withdrawn or not renewed.

32.7	Either Party may terminate this Agreement in accordance with Clause 24.4.

32.8	The Purchaser may terminate this Agreement in accordance with Clause 37.2.

32.9	GSK may terminate this Agreement in accordance with Clause 37.5.

33.	CONSEQUENCES OF EXPIRY OR TERMINATION

33.1	Upon expiry or termination of this Agreement for any reason, but subject to Clause 33.2 and 33.3:

(A)	the Parties shall use reasonable efforts to wind down activities under this Agreement in a reasonable manner and avoid incurring any additional expenditures or non-cancellable obligations;

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(B)

unless otherwise agreed to in writing by the Parties, all stock held by GSK, the Nominated Manufacturer or the Nominated Supplier at the date of expiry or termination shall be dealt with as soon as practicable as follows:

(i)	Products which comply with the terms of this Agreement shall either be:

(a)	Delivered by GSK or the Nominated Supplier to the Purchaser (and the Purchaser shall pay GSK or the Nominated Supplier for such Products in accordance with the terms of this Agreement); or

(b)	at the Purchaser’s written request and cost (in accordance with Clause 19 (Write Offs)), destroyed by the GSK Group;

(ii)	work-in-progress started by GSK or the Nominated Manufacturer shall either be:

(a)

completed by GSK or the Nominated Manufacturer and Delivered to the Purchaser (and the Purchaser shall pay GSK or the Nominated Supplier for such Products in accordance with the terms of this Agreement); or

(b)	at the Purchaser’s written request and cost (in accordance with Clause 19 (Write Offs)), destroyed by GSK; and

(iii)	after completion of any work-in-progress pursuant to Clause 33.1(B)(ii)(a), any remaining Purchaser Materials held by GSK or the Nominated Manufacturer shall (at the Purchaser’s election) either be:

(a)	made available for the Purchaser to collect from the Manufacturing Site at its own cost; or

(b)	at the Purchaser’s written request and cost (in accordance with Clause 19 (Write Offs)), destroyed by GSK; and

(iv)

after completion of any work-in-progress pursuant to Clause 33.1(B)(ii)(a), Clause 19 (Write Offs) shall apply in respect of all remaining Materials (including the inventory of safety stock of raw materials as required pursuant to Clause 7.5) held or ordered by GSK or the Nominated Manufacturer and all such Materials shall be destroyed by GSK at the Purchaser’s cost.

(C)	the terms and conditions of this Agreement shall apply to any Products completed and/or Delivered pursuant to Clause 33.1(B) or 33.3;

(D)

except to the extent necessary to comply with Clause 33.1(B), the licence granted by the Purchaser in respect of Purchaser Intellectual Property and the licence granted by GSK in respect of the GSK System shall automatically terminate; and

(E)

each Party shall comply with Clause 23.5, provided that neither Party shall be obliged to return or destroy any Confidential Information required to be used in connection with the completion or Delivery of any Products pursuant to Clause 33.1(B) until such Products have been Delivered.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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33.2

If this Agreement is terminated by GSK pursuant to Clause 32.3(B) due to any Insolvency Event or an Insolvency Proceeding occurring in relation to the Purchaser, neither GSK nor any member of the GSK Group shall be required, by virtue of Clause 33.1, to:

(A)	Deliver any Product in the possession of GSK, the Nominated Manufacturer or the Nominated Supplier;

(B)	complete any work-in-progress started prior to the date of such termination by GSK or the Nominated Manufacturer; or

(C)	otherwise take any step that may serve to increase the amount of any debt owed by the Purchaser to GSK or any other member of the GSK Group,

and Clause 19 (Write Offs) shall apply in respect of all Products, work-in-progress and Materials held or ordered by GSK, the Nominated Supplier or the Nominated Manufacturer as at the date of such termination, in each case, unless Purchaser is able to provide a guarantee of payment for such efforts that is reasonably acceptable to GSK.

33.3

After expiry or termination of this Agreement, the Parties shall provide each other with reasonable support with respect to any investigation carried out by a Regulatory Authority with respect to the Manufacture of any Product under this Agreement, provided that the reasonable costs of the assisting Party in providing such assistance shall be reimbursed by the Party requesting such assistance.

33.4

The Quality Agreement shall automatically terminate upon expiry or termination of this Agreement (save for any provisions of such Quality Agreement that are expressly stated to survive expiry or termination of this Agreement).

34.	SURVIVAL OF RIGHTS, DUTIES AND OBLIGATIONS

34.1

The expiry or termination of this Agreement shall not release either Party from any liability or right of action which at the time of expiry or termination has already accrued to such Party or which may thereafter accrue in respect of any act or omission prior to such expiry or termination. Such rights shall include recovery of any monies due under this Agreement.

34.2

The expiry or termination of this Agreement shall not affect the coming into force or continuation in force of any provision hereof which is expressly or by implication intended to come into force or continue in force on or after such expiry or termination.

34.3	Without prejudice to the generality of Clause 34.2, the provisions of the following Clauses shall survive the expiry or termination of this Agreement: [***].

35.	NOTICES

35.1

All notices and other communications provided for hereunder shall be in writing in the English language, shall specifically refer to this Agreement, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder: A notice given under or in connection with this Agreement shall be:

(A)	in writing in the English language and signed by or on behalf of the Party giving the notice;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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(B)	sent for the attention of the person and to the address given in this Clause 35 (Notices);

(C)	delivered by hand;

(D)	delivered by commercial courier; or

(E)	sent by pre-paid first-class recorded delivery post in the country in which the recipient’s address is located (or such other next working day postal delivery service in that country).

35.2	The addresses for service of notice are:

(A)	in the case of GSK:

Address:	980 Great West Road Brentford Middlesex TW8 9GS United Kingdom

[***]	[***]

with a copy to:

Address:	980 Great West Road Brentford Middlesex TW8 9GS United Kingdom

[***]	[***]

(B)	in the case of the Purchaser:

Address:	Dermavant Sciences GmbH Viaduktstrasse 8 4051 Basel Switzerland

[***]	[***]
with a copy to:
Address:	Dermavant Sciences Inc. 320 West 37th Street, 5th Floor New York, NY 10018

[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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35.3

A Party may change the details recorded for it in this Clause 35 (Notices) by notice to the other Party (in accordance with this Clause 35 (Notices)). Such change shall take effect one (1) Business Day after that notice is deemed received pursuant to Clause 35.4.

35.4	Unless proved otherwise and subject to Clause 35.5, a notice is deemed to have been received:

(A)	if delivered by hand, at the time of delivery; or

(B)	if delivered by commercial courier, at the time of signature of the courier’s receipt; or

(C)	if sent by pre-paid first class recorded delivery post or other next working day delivery service, [***] from the date of posting or at the time recorded by the delivery service.

35.5	If deemed receipt under Clause 35.4 is not within Working Hours in the place of deemed receipt, the notice will be deemed received at the start of the next period of Working Hours in that place.

35.6

A notice given under this Agreement is not valid if sent by e-mail or by fax. However, this is not intended to prohibit the use of e-mail for day to day operational communications between the Parties or their Affiliates.

35.7	This Clause 35 (Notices) does not apply to the service of documents in respect of any Proceedings.

36.	RELATIONSHIP OF THE PARTIES

Each Party is an independent contractor and neither is the agent of the other. Save where expressly stated in this Agreement, neither Party is authorised to incur any expenditure or cost for the other Party or any of its Affiliates without the written consent of that other Party. Nothing in this Agreement shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose.

37.	ASSIGNMENT AND NOVATION

37.1

Subject to the remaining provisions of this Clause 37 (Assignment and Novation), neither Party may sublicense or assign this Agreement or any of its rights or obligations under this Agreement (including the benefit of any receivable arising under this Agreement) to a Person other than an Affiliate without the prior written consent of the other Party (acting in its sole discretion), and any such consent shall not (and shall not be deemed to) relieve the assigning Party of any of its obligations or liabilities to the other Party under or pursuant to this Agreement. Subject to the remaining provisions of this Clause 37 (Assignment and Novation), any purported assignment without a consent shall be void.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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37.2	GSK shall be entitled at any time by notice in writing to the Purchaser:

(A)	to assign the whole or any part of the benefit of, or its rights and benefits under; or

(B)	to novate the whole or any part of the benefit and burden of, or its rights, benefits, obligations and burdens under,

this Agreement to (i) any Affiliate (including any Nominated Manufacturer or Nominated Supplier); or (ii) a Third Party purchaser of the Manufacturing Site, provided that in the absence of a novation, GSK shall remain liable to the Purchaser in its capacity as principal obligor. In the event that GSK assigns or novates this Agreement to a Third Party purchaser of the Manufacturing Site, then at any time in the [***] period commencing on the date on which GSK notifies the Purchaser of such assignment or novation, the Purchaser shall have the right to elect in writing to:

(i)	terminate this Agreement with effect from the later of (1) the date of such election in writing and (2) the effective date of such assignment or novation; and

(ii)	provided that the Purchaser terminates this Agreement, initiate a Technology Transfer pursuant to Clause 31 (Technology Transfer),

37.3	Following any assignment or novation pursuant to Clause 37.2, all references in this Agreement to GSK shall be deemed, where appropriate, to include GSK’s assigns.

37.4

The Purchaser shall, on being required to do so by GSK, execute or procure the execution of all documents which GSK may reasonably consider necessary to effect the novation (in whole or in part) of this Agreement pursuant to Clause 37.2.

37.5	The Purchaser shall be entitled at any time by notice in writing to GSK:

(A)	to assign in whole (but not in part) the benefit of, or its rights and benefits under; or

(B)	to novate in whole (but not in part) the benefit and burden of, or its rights, benefits, obligations and burdens under,

this Agreement to (i) any Affiliate; or (ii) a Third Party purchaser of all or substantially all of the business or assets of the Purchaser to which this Agreement relates, provided that in the absence of a novation, the Purchaser shall remain liable to GSK in its capacity as principal obligor. In the event that the Purchaser assigns or novates this Agreement to a Third Party purchaser of all or substantially all of the business or assets of the Purchaser to which this Agreement relates, then at any time in the six (6) month period commencing on the date on which the Purchaser notifies GSK of such assignment or novation, GSK shall have the right to elect in writing to terminate this Agreement with effect from the later of (1) the date of such election in writing and (2) the effective date of such assignment or novation.

37.6	Following any assignment or novation pursuant to Clause 37.5, all references in this Agreement to the Purchaser shall be deemed, where appropriate, to include the Purchaser’s assigns.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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37.7

GSK shall, on being required to do so by the Purchaser, execute or procure the execution of all documents which the Purchaser may reasonably consider necessary to effect the novation (in whole) of this Agreement pursuant to Clause 37.5.

38.	SUB-CONTRACTORS

38.1	GSK may sub-contract the performance of:

(A)	any of its obligations under this Agreement to an Affiliate (including any Affiliate appointed to act as Nominated Manufacturer or Nominated Supplier); and/or

(B)

any of its obligations under this Agreement in relation to the Manufacture of Commercial API (and any Development Services or capital work related to such Manufacture) to the relevant Nominated Manufacturer; and/or

(C)

any of its obligations under this Agreement in relation to the Manufacture of Commercial Products (and any Development Services or capital work related to such Manufacture) to the relevant Nominated Manufacturer.

38.2

For the avoidance of doubt, if GSK appoints a sub-contractor to perform its obligations in accordance with this Clause 38 (Sub-Contractors), GSK shall remain liable to the Purchaser for the performance of all its obligations and for any act or omission under this Agreement of such sub-contractor in the performance of such obligations.

39.	ENTIRE AGREEMENT

This Agreement, including the Schedules, and the Purchase Agreement represent the entire agreement and understanding between the Parties and supersedes all prior agreements between the Parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended or modified except by a written agreement duly executed by each of the Parties hereto pursuant to Clause 41.

40.	SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

41.	VARIATION, WAIVER AND AMENDMENT

41.1	A variation of or amendment to this Agreement shall be in writing and signed by or on behalf of each Party.

41.2	Any waiver of any right in connection with this Agreement:

(A)	is only effective if it is in writing, refers expressly to this Clause 41 (Variation, Waiver and Amendment) and is signed by the waiving Party; and

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(B)	applies only in the circumstances for which it is given and shall not prevent the Party who has given the waiver from subsequently relying on the provision it has waived.

41.3

No failure to exercise or delay in exercising any right or remedy provided under or in connection with this Agreement or by any Applicable Law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof. The waiver of a right to require compliance with any provision of this Agreement in any instance shall not operate as a waiver of any further exercise or enforcement of that right and the waiver of any breach shall not operate as a waiver of any subsequent breach.

41.4	No single or partial exercise of any right or remedy under this Agreement shall preclude or restrict the further exercise of any such right or remedy.

41.5	Unless specifically provided otherwise, rights arising under this Agreement are cumulative and do not exclude rights provided by any Applicable Law.

42.	COUNTERPARTS

This Agreement and any amendment hereto may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The exchange of copies of this Agreement or amendments thereto and of executed signature pages by facsimile transmission or by email transmission in portable document format (PDF), or similar format, shall constitute effective execution and delivery of such instrument(s) as to the Parties and may be used in lieu of the original Agreement or amendment for all purposes. Signatures of the Parties transmitted by facsimile or by email in portable document format (PDF), or similar format, shall be deemed to be their original signatures for all purposes.

43.	NO SET OFF

Unless and to the extent expressly stated otherwise in this Agreement, neither Party shall be entitled to set off against any sum owed by that Party or its Affiliates any sum owed by the other Party or its Affiliates.

44.	LANGUAGE

44.1

Any notice given under or in connection with this Agreement shall be in English. Any document provided in connection with this Agreement shall be provided in English or provided with a certified English translation. If there is any inconsistency between the English version of this Agreement and any version in any other language, the English version prevails.

44.2

If Applicable Law requires this Agreement to be executed in a language other than English, or if Applicable Law requires a Party to submit to any Governmental Entity a translation of this Agreement into a language other than English:

(A)	the Purchaser shall procure, at its own cost and expense, a translation of this Agreement; and

(B)	GSK shall, at its own cost and expense, in good faith and acting reasonably, review and endeavour to agree the accuracy of that translation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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44.3

If the Parties are unable to agree the accuracy of a translation prepared pursuant to Clause 44.2, that dispute shall be resolved by an Independent Expert and the decision of the Independent Expert shall be final and binding on the Parties. The Independent Expert’s fees shall be borne by the Party against whom the Independent Expert’s decision is given.

44.4

The Parties shall not execute a translation of this Agreement or (as the case may be) submit a translation of this Agreement to any Governmental Entity until such translation has been agreed by the Parties (or the matter has been determined by the Independent Expert).

44.5

Notwithstanding any requirement under Applicable Law for this Agreement to executed in a language other than English, the Parties shall in any event execute one or more counterparts of this Agreement in the English language and:

(A)

any copy of this Agreement that is executed in a translation that has been agreed between the Parties (or determined by the Independent Expert) shall be deemed to be an additional counterpart of this Agreement for the purposes of Clause 42 (Counterparts); and

(B)

as between the Parties, in the event of any conflict or inconsistency between the English language version of this Agreement and any translation of this Agreement, the provisions of the English language version shall prevail.

45.	NO COMPENSATION

Without prejudice to any remedies for breach or Clause 33 (Consequences of Expiry or Termination), no compensation, whether for loss of profit or otherwise, shall be payable to either Party by virtue of the expiry or termination of this Agreement.

46.	DISPUTE RESOLUTION

46.1

The provisions of this Clause 46 (Dispute Resolution) shall not apply in relation to any dispute arising under any of Clauses 16.3, 21.5 and 44.3. Each such dispute shall be determined by an Independent Expert in accordance with the provisions of the applicable Clause.

46.2

Subject to Clause 46.1, each Party shall use its reasonable endeavours to resolve any dispute or difference arising out of or in connection with this Agreement (a “Dispute”) by prompt discussion in good faith at a managerial level appropriate to the Dispute in question. This discussion shall be a pre-condition to the commencement of legal Proceedings before any court. This procedure shall be invoked by either Party giving notice to the other setting out the issues in the Dispute and referring to this Clause 46 (Dispute Resolution) and, unless the Parties agree otherwise, shall be treated as having been exhausted if the Dispute has not been resolved within [***] after the giving of the notice.

46.3	Subject to Clause 46.4, nothing in Clause 46.2 precludes any Party from commencing or continuing Proceedings in any court at any time:

(A)	for an interim order to restrain any other Party from doing any act or compelling any other Party to do any act; or

(B)	for a judgment for a liquidated sum to which there is no arguable defence; or

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(C)	the purpose of which is to prevent a claim from becoming time-barred due to the expiry of any statutory or contractual limitation period.

46.4	Clause 46.3 shall not permit any Party to continue any court Proceedings without compliance with Clause 46.2:

(A)	if the Proceedings were commenced in reliance upon Clause 46.3(A), once the court has ordered, or the Parties have agreed in writing, that the defendant should have permission to defend; or

(B)	if the Proceedings were commenced in reliance upon Clause 46.3(C), once the Proceedings have been issued and served, and the defendant has acknowledged service.

47.	GOVERNING LAW AND JURISDICTION

47.1

This Agreement and its negotiation, execution, performance or non-performance, interpretation, termination, construction and all claims or causes of action (whether in contract, in tort, at law, or otherwise) that may be based upon, arise out of, or relate to this Agreement or the transactions contemplated hereby (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter this Agreement), shall be exclusively governed by, and construed in accordance with, the laws of the State of Delaware regardless of laws that might otherwise govern under any applicable conflict of laws principles.

47.2

Each Party hereby irrevocably submits to the exclusive jurisdiction of the Delaware courts in relation to all matters, whether contractual or non-contractual, arising out of or in connection with this Agreement or its negotiation, existence, validity or enforceability. Any Proceeding concerning such matters shall be brought only in the Delaware courts. Each Party hereby waives (and agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of Proceedings in the Delaware courts.

47.3	Each Party undertakes not to contest the enforcement against it of any judgment of the Delaware courts in Proceedings on the ground that those courts did not have jurisdiction over it.

[The signatures follow on the next page.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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IN WITNESS of which each Party has caused this Commercial Manufacturing and Supply Agreement in respect of Tapinarof to be duly executed by its duly authorised representative in a manner binding upon it on the day and year first before written.

[The Schedules follow the signatures.]

)
Signed by ................................................................	)
for and on behalf of	)
GLAXOSMITHKLINE TRADING SERVICES	)
LIMITED	)
	)	................................................................

)
Signed by ................................................................	)
for and on behalf of	)
DERMAVANT SCIENCES GMBH	)
	)	................................................................

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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SCHEDULE 1

PRODUCTS AND PRICES

PART A:        THE PRODUCTS

[***]

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PART B:        PRICES FOR COMMERCIAL API

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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PART C:        PRICES FOR COMMERCIAL PRODUCT

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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Table 1

[***]

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Table 2

[***]

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SCHEDULE 2

SCOPE OF WORK FOR DEVELOPMENT SERVICES

Each Scope of Work describes the activities and deliverables contemplated by the Parties for the applicable Development Services, together with the timeline for the performance or delivery of those Development Services.

1.	General assumptions

In addition to any specific assumptions set forth in a Scope of Work for the applicable Development Services, the following assumptions apply generally to all Development Services undertaken pursuant to or in connection with such Scope of Work:

1.1

Where applicable, GSK or its Affiliate will perform the Development Services set forth in a Scope of Work in accordance with, and subject to, the GSK Group’s policies and standard operating procedures and Applicable Law.

1.2

The Price payable by the Purchaser under a Scope of Work includes [***]. Unless otherwise provided in a Scope of Work, Development Services shall be charged at the defined FTE Rate set forth in Schedule 4 (Fees) together with all of GSK’s direct costs and expenses for such Development Services and, if applicable, a management fee. Any Manufacturing required to support Development Services under a Scope of Work will be charged at an agreed per batch cost (inclusive of an appropriate manufacturing margin) as set forth in the applicable Scope of Work.

1.3

GSK or its Affiliates shall invoice the Purchaser in accordance with Clause 13 (Invoice and Payment) on a monthly basis (or on such other basis as may be agreed in the relevant Scope of Work). GSK shall notify the Purchaser in writing of the completion of the relevant Development Service. The Purchaser must notify GSK of its approval of such Development Service and any related deliverables in writing within [***] of receipt of the notification of completion of such Development Service. GSK shall not be obliged to proceed with any activities for subsequent Development Services (if any) prior to receiving in writing the Purchaser’s approval and acceptance of each preceding Development Service and related deliverables (if any), unless otherwise agreed between the Parties.

1.4

In the event that any dispute or difference arises out of or in connection with the performance of a Development Service under a Scope of Work and the Purchaser does not give its acceptance in respect of a Development Service and any related deliverables in accordance with paragraph 1.3 above (a “Service Dispute”), each Party shall use its reasonable endeavours to resolve any such Service Dispute by prompt discussion in good faith at a managerial level appropriate to the Service Dispute in question. This procedure shall be invoked by either Party giving notice to the other setting out the issues in the Service Dispute and referring to this paragraph and, unless the Parties agree otherwise, shall be treated as having been exhausted if the Service Dispute has not been resolved within [***] after the giving of the notice. If the Service Dispute is treated as having been exhausted, GSK may terminate the relevant Scope of Work with immediate effect.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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1.5

Neither GSK nor any of its Affiliates shall support any development work or undertake any capital expenditure in respect of the performance of the Development Services or the Manufacture of the Products under this Agreement. If any capital expenditure is identified during the Term as being required in respect of the Development Services or the Products, the Parties shall discuss and agree in writing what is required and the expenditure shall be borne by the Purchaser. In the event that the Purchaser fails to pay any sum in respect of capital expenditure for which it is to bear the cost pursuant to this paragraph 1.5, neither GSK nor its Affiliates shall bear any liability under this Agreement for any breach of its terms resulting from any failure to undertake, or delay in undertaking, such capital expenditure or any consequential failure to Manufacture (or delay in Manufacturing) the Products pursuant to this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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Form of Scope of Work — Development Services

The Purchaser’s request is for GSK to (i) [•] and (ii) [•].

The estimated Price (in aggregate) for GSK to complete the performance of these Development Services is [•].

In order to progress with [•], the following activities are to be performed by the Parties:

Service 1: TBD

Target Start

Target Completion

Assumptions

Activities	GSK responsibilities: Purchaser responsibilities:

Deliverables	•

Estimated Price	•

Service 2: TBD

Target Start

Target Completion

Assumptions

Activities	GSK responsibilities: Purchaser responsibilities:

Deliverables	•

Estimated Price	•

GlaxoSmithKline	Dermavant

[Name] [Title] [Date]	[Name] [Title] [Date]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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SCHEDULE 3

TOLL MANUFACTURE PROVISIONS

1.	SUPPLEMENTARY PROVISIONS IN RELATION TO TOLL MANUFACTURE OF COMMERCIAL PRODUCTS

Save to the extent expressly amended or disapplied by virtue of this Schedule 3 (Toll Manufacture Provisions), all other terms and conditions of this Agreement apply. In this Schedule 3 (Toll Manufacture Provisions), unless otherwise specified, any reference to a paragraph is to a paragraph of this Schedule 3 (Toll Manufacture Provisions).

2.	USE OF TOLL MATERIALS

2.1

Title to the Toll Materials, that part of any work-in-progress containing the Toll Materials (“WIP”) and that part of Commercial Products containing the Toll Materials shall at all times remain with and vest in the Purchaser. GSK or the Nominated Supplier shall use such Toll Materials, WIP and Commercial Products solely for the purposes of this Agreement.

2.2

The risk in (but not title to) the Toll Materials shall pass to GSK on Delivery to GSK (or the Nominated Supplier) (or shall remain with GSK in respect of Toll Materials that the Parties agree shall be left in GSK’s possession [***]).

2.3

The Toll Materials, WIP and Commercial Products shall at all times be stored separately from (but may be stored in the same warehouse or other facility as) other goods and merchandise in the possession of GSK or the Nominated Supplier and the containers holding the Toll Materials, WIP and Commercial Products shall be clearly marked in such a way as to identify that they are owned by the Purchaser or for use only for the Purchaser.

3.	LOSS AND RECONCILIATION OF TOLL MATERIALS

3.1

The Parties agree that the Expected Loss in respect of each Commercial Product shall be no higher than [***] and, as soon as there is sufficient experience of commercial manufacture of Commercial Products for the Expected Loss to be more precisely determined, the Parties shall agree the actual percentage of Expected Loss through the Joint Steering Team, provided that, for clarity, such percentage shall never be higher than [***]. The Expected Losses identify in percentage terms the proportion of each Toll Material reasonably expected to be lost in the Manufacture of the relevant Commercial Product(s), including in the event of a batch rejection. The Expected Losses take into account GSK’s and the Nominated Supplier’s requirements to retain samples of the Toll Materials and/or Commercial Products in accordance with Applicable Law. The Expected Losses shall be applicable throughout the Term unless otherwise mutually agreed by the Parties.

3.2

GSK shall report quarterly to the Purchaser and/or its Affiliate on the usage of each Toll Material it achieves, in order for the Parties to calculate the actual usage achieved by GSK and the Nominated Supplier, and for this purpose shall provide to the Purchaser by the end of the month following each Calendar Quarter Day and the date of termination or expiry of this Agreement a reconciliation report (in respect of the previous Calendar Quarter or period and Reporting Year to date) in such format as the Parties may agree showing:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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(A)	the opening quantities of each Toll Material held by GSK or the Nominated Supplier at the start of the Calendar Quarter;

(B)	the receipts of each Toll Material from the Purchaser (or its Affiliate) during that Calendar Quarter;

(C)

the actual usage of each Toll Material during that Calendar Quarter and during that Reporting Year through the end of such Calendar Quarter in the Manufacture of Commercial Products and the quantities of Commercial Products Manufactured; and

(D)

the stock of each Toll Material and related WIP and Commercial Products containing the same, held by GSK or the Nominated Supplier remaining unprocessed or not yet Delivered to the Purchaser or its Affiliate at the end of such Calendar Quarter;

provided that the first such report in respect of each Commercial Product shall relate to the period commencing on the Effective Date and ending on the first Calendar Quarter Day falling at least one (1) month after the Effective Date.

3.3

On the last Business Day of the month following the end of each Reporting Year during the Term (including following the final Reporting Year of the Term), the Parties shall calculate the Reconciliation Value for the Reporting Year just ended as follows:

[***]

3.4	If the Reconciliation Value is positive, GSK shall reimburse the Purchaser (or its Affiliate) for such Reconciliation Value.

3.5

If the Reconciliation Value is negative, such Reconciliation Value shall be carried forward to the next Reporting Year and used in calculating the subsequent Reconciliation Value in accordance with the formula set forth at paragraph 3.3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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3.6

For the purposes of the calculation in paragraph 3.3, the loss of any of the Toll Materials that are Defective (other than as a result of any negligent act or omission of GSK or its Affiliates following Delivery of such Toll Materials) or written off pursuant to Clause 19 (Write Off Costs) and paragraph 5 (Supplementary Write Off Provisions) shall be disregarded.

4.	REQUIREMENTS FOR TOLL MATERIALS

4.1

On the [***] of each calendar month (or on such other Business Day during each month as may be agreed), GSK shall notify the Purchaser of its requirements for Toll Materials based on the Forecast Schedule and the applicable Lead Time for the relevant Commercial Product.

4.2

GSK shall be released of its obligations to supply the relevant Commercial Product to the Purchaser to the extent that the quantity of Toll Materials in its possession is not sufficient to Manufacture such Commercial Product (other than as a result of GSK’s failure to comply with its obligations in respect of any agreed Manufacture of Commercial API).

5.	SUPPLEMENTARY WRITE OFF PROVISIONS

For the avoidance of doubt, in determining any sum to be reimbursed by the Purchaser (or its Affiliate) to the GSK Group pursuant to Clause 19 (Write Off Costs), the cost to the GSK Group of any Toll Materials required to be written off shall be [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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SCHEDULE 4

FEES

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

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EXHIBIT 1

CAPITAL WORK AT [***]

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.